UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-1512

                         OPPENHEIMER CAPITAL INCOME FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             Oppenheimerfunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: August 31

                    Date of reporting period: August 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------------------------------
Oil & Gas                                                                  11.8%
--------------------------------------------------------------------------------
Tobacco                                                                     6.1
--------------------------------------------------------------------------------
Diversified Financial Services                                              5.8
--------------------------------------------------------------------------------
Insurance                                                                   4.9
--------------------------------------------------------------------------------
Specialty Retail                                                            3.6
--------------------------------------------------------------------------------
Commercial Banks                                                            2.3
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      1.9
--------------------------------------------------------------------------------
Media                                                                       1.8
--------------------------------------------------------------------------------
Aerospace & Defense                                                         1.7
--------------------------------------------------------------------------------
Pharmaceuticals                                                             1.3

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2005, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Kinder Morgan Management LLC                                                5.2%
--------------------------------------------------------------------------------
Altria Group, Inc.                                                          4.9
--------------------------------------------------------------------------------
Kinder Morgan, Inc.                                                         3.9
--------------------------------------------------------------------------------
CSK Auto Corp.                                                              3.4
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             3.3
--------------------------------------------------------------------------------
Everest Re Group Ltd.                                                       3.3
--------------------------------------------------------------------------------
MBNA Corp.                                                                  2.0
--------------------------------------------------------------------------------
Raytheon Co.                                                                1.4
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                                     1.4
--------------------------------------------------------------------------------
BP plc, ADR                                                                 1.3

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2005, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.
--------------------------------------------------------------------------------


                       8 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

   Stocks                                  51.4%

   Bonds and Notes                         32.1

   Convertible Corporate Bonds and Notes   16.5

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2005, and are based on total market value of investments.
--------------------------------------------------------------------------------


                       9 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2005, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund performed well on both an absolute and relative basis. We attribute much of this strong performance to positive security selection, with many of our individual holdings generating favorable results during the past 12 months. See page 2 for detailed performance information.

      We follow a consistent management strategy regardless of changing market conditions. During the period, we continued to search for fundamentally strong stocks with favorable earnings outlooks and lower-than-deserved valuations. We looked to sell companies when we believed they had become fairly valued.

      While following this broad management approach, we also made changes at the margins of the portfolio to take advantage of recent market trends. One of these changes involved reducing the duration--or sensitivity to changes in interest rates--of our fixed-income holdings. We were struck by the unexpected decline in long-term rates, given the Fed's short-term rate hikes during the period. We came to believe that long-term rates had more room to go up than down. Accordingly, we believed it was in our shareholders' best interest to make the Fund less sensitive to interest-rate fluctuations.

      In a related move, we also took advantage of market conditions to lock in gains from some of our bond holdings. We redeployed the assets in areas of the market we thought offered better future appreciation potential. One of these was the convertible securities market, which had fallen in spring 2005 after General Motors saw its credit rating downgraded to "junk" status. This substantial downgrade of the nation's largest automaker had a ripple effect on convertible prices, sending them sharply lower. We took advantage of market conditions to buy some short-maturity convertible bonds. These offered better yields than our fixed-income holdings and provided the added benefit of equity participation. We also took advantage of a declining stock market to increase our allocation to equity securities. Some of these additional assets were invested in energy stocks, which we believed could continue to benefit from sustained high oil prices. At period end, approximately 48% of the portfolio was held in equities, 18% was in convertible securities and 34% was in fixed-income holdings.

      High oil prices helped drive the performance of some of the Fund's energy holdings during the period, with Kinder Morgan and BP plc, ADR making particular contributions. Kinder Morgan, Inc., which processes, stores and transports oil, natural gas and other sources of energy, was further rewarded for its dividend growth, while BP plc, ADR gained from investors' optimism about the company's sizeable Russian investments. Tobacco and


                      10 | OPPENHEIMER CAPITAL INCOME FUND
food giant Altria Group, Inc. also contributed significantly to results. Altria benefited as its cigarette-related legal risks appeared to decline. Investors also believed the company was closer to spinning off its Kraft Foods division and its international tobacco business--two moves expected to unlock shareholder value. Of final note, CSK Auto Corp., an auto parts and accessories retailer, performed well. CSK improved its balance sheet and was helped by a favorable business environment for its products.

      On the negative side, diversified financial services company Citigroup, Inc. was one of the Fund's disappointments. The company's shares continued to be weighed down by the financial impact of legal settlements, and by negative effects stemming from a flat-yield curve. However, we still believe Citigroup is attractively valued, and we even took advantage of the recent underperformance to add to our holdings in the stock. Conglomerate Tyco International Ltd. also underperformed after the company issued a weaker-than-expected earnings report. A third source of underperformance was the Fund's convertible bond holdings in Viacom, one of the world's largest media companies. Viacom was weighed down by overall weakness in the convertible bond market as well as continued-sluggish advertising spending.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2005. In the case of Class A and Class B shares, performance is measured over a ten-fiscal-year period. In the case of Class C shares, performance is measured from inception of the class on November 1, 1995. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C, and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad based index of U.S. equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                      11 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Income Fund (Class A)

   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer Capital
                         Income Fund (Class A)   S&P 500 Index
                         ---------------------   -------------
 06/30/1995                      9,425               10,000
 09/30/1995                     10,143               10,794
 12/31/1995                     10,494               11,443
 03/31/1996                     10,974               12,058
 06/30/1996                     11,179               12,598
 08/31/1996 1                   11,150               12,296
 11/30/1996                     12,764               14,353
 02/28/1997                     13,395               15,065
 05/31/1997                     13,794               16,245
 08/31/1997                     14,873               17,291
 11/30/1997                     15,823               18,445
 02/28/1998                     16,971               20,336
 05/31/1998                     17,547               21,225
 08/31/1998                     15,790               18,696
 11/30/1998                     17,810               22,813
 02/28/1999                     17,633               24,354
 05/31/1999                     18,292               25,689
 08/31/1999                     17,531               26,138
 11/30/1999                     16,975               27,579
 02/29/2000                     16,026               27,210
 05/31/2000                     17,967               28,378
 08/31/2000                     18,799               30,400
 11/30/2000                     18,184               26,414
 02/28/2001                     20,052               24,980
 05/31/2001                     21,152               25,385
 08/31/2001                     20,085               22,990
 11/30/2001                     19,222               23,188
 02/28/2002                     18,810               22,606
 05/31/2002                     19,132               21,873
 08/31/2002                     16,519               18,855
 11/30/2002                     16,833               19,360
 02/28/2003                     16,662               17,480
 05/31/2003                     19,198               20,108
 08/31/2003                     19,839               21,128
 11/30/2003                     21,168               22,280
 02/29/2004                     22,616               24,210
 05/31/2004                     21,944               23,792
 08/31/2004                     21,887               23,546
 11/30/2004                     23,496               25,142
 02/28/2005                     24,398               25,897
 05/31/2005                     23,961               25,750
 08/31/2005                     25,039               26,502

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 8/31/05

1-Year 7.83%   5-Year 4.65%   10 Year 9.11%

1. The Fund changed its fiscal year end from June 30 to August 31.


                      12 | OPPENHEIMER CAPITAL INCOME FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Income Fund (Class B)

   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer Capital
                         Income Fund (Class B)   S&P 500 Index
                         ---------------------   -------------
 06/30/1995                     10,000               10,000
 09/30/1995                     10,734               10,794
 12/31/1995                     11,086               11,443
 03/31/1996                     11,564               12,058
 06/30/1996                     11,758               12,598
 08/31/1996 1                   11,716               12,296
 11/30/1996                     13,385               14,353
 02/28/1997                     14,010               15,065
 05/31/1997                     14,392               16,245
 08/31/1997                     15,485               17,291
 11/30/1997                     16,453               18,445
 02/28/1998                     17,616               20,336
 05/31/1998                     18,162               21,225
 08/31/1998                     16,309               18,696
 11/30/1998                     18,376               22,813
 02/28/1999                     18,151               24,354
 05/31/1999                     18,800               25,689
 08/31/1999                     17,974               26,138
 11/30/1999                     17,376               27,579
 02/29/2000                     16,368               27,210
 05/31/2000                     18,312               28,378
 08/31/2000                     19,113               30,400
 11/30/2000                     18,458               26,414
 02/28/2001                     20,311               24,980
 05/31/2001                     21,382               25,385
 08/31/2001                     20,318               22,990
 11/30/2001                     19,445               23,188
 02/28/2002                     19,028               22,606
 05/31/2002                     19,354               21,873
 08/31/2002                     16,711               18,855
 11/30/2002                     17,028               19,360
 02/28/2003                     16,855               17,480
 05/31/2003                     19,420               20,108
 08/31/2003                     20,069               21,128
 11/30/2003                     21,414               22,280
 02/29/2004                     22,879               24,210
 05/31/2004                     22,199               23,792
 08/31/2004                     22,141               23,546
 11/30/2004                     23,768               25,142
 02/28/2005                     24,681               25,897
 05/31/2005                     24,239               25,750
 08/31/2005                     25,330               26,502

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 8/31/05

1-Year 8.40%   5-Year 4.72%   10-Year 9.23%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year end from June 30 to August 31.


                      13 | OPPENHEIMER CAPITAL INCOME FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Income Fund (Class C)

   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer Capital
                         Income Fund (Class C)   S&P 500 Index
                         ---------------------   -------------
 11/01/1995                     10,000               10,000
 12/31/1995                     10,420               10,640
 03/31/1996                     10,864               11,211
 06/30/1996                     11,050               11,713
 08/31/1996 1                   11,001               11,432
 11/30/1996                     12,569               13,345
 02/28/1997                     13,169               14,007
 05/31/1997                     13,525               15,104
 08/31/1997                     14,555               16,077
 11/30/1997                     15,458               17,149
 02/28/1998                     16,541               18,907
 05/31/1998                     17,068               19,734
 08/31/1998                     15,327               17,382
 11/30/1998                     17,260               21,211
 02/28/1999                     17,049               22,643
 05/31/1999                     17,659               23,884
 08/31/1999                     16,883               24,301
 11/30/1999                     16,320               25,642
 02/29/2000                     15,384               25,299
 05/31/2000                     17,209               26,385
 08/31/2000                     17,964               28,264
 11/30/2000                     17,335               24,559
 02/28/2001                     19,093               23,226
 05/31/2001                     20,086               23,602
 08/31/2001                     19,042               21,375
 11/30/2001                     18,194               21,559
 02/28/2002                     17,782               21,018
 05/31/2002                     18,030               20,336
 08/31/2002                     15,557               17,530
 11/30/2002                     15,805               18,000
 02/28/2003                     15,622               16,253
 05/31/2003                     17,945               18,696
 08/31/2003                     18,520               19,644
 11/30/2003                     19,705               20,715
 02/29/2004                     21,023               22,509
 05/31/2004                     20,358               22,121
 08/31/2004                     20,260               21,892
 11/30/2004                     21,708               23,376
 02/28/2005                     22,485               24,078
 05/31/2005                     22,038               23,942
 08/31/2005                     22,999               24,640

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 8/31/05

1-Year 12.52%   5-Year 5.07%   Since Inception (11/1/95) 8.84%

1. The Fund changed its fiscal year end from June 30 to August 31.


                      14 | OPPENHEIMER CAPITAL INCOME FUND

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Income Fund (Class N)

   S&P 500 Index

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer Capital
                         Income Fund (Class N)   S&P 500 Index
                         ---------------------   -------------
 03/01/2001                     10,000               10,000
 05/31/2001                     10,520               10,162
 08/31/2001                      9,982                9,203
 11/30/2001                      9,550                9,283
 02/28/2002                      9,335                9,049
 05/31/2002                      9,485                8,756
 08/31/2002                      8,196                7,548
 11/30/2002                      8,331                7,750
 02/28/2003                      8,241                6,998
 05/31/2003                      9,488                8,050
 08/31/2003                      9,790                8,458
 11/30/2003                     10,441                8,919
 02/29/2004                     11,148                9,692
 05/31/2004                     10,798                9,524
 08/31/2004                     10,770                9,426
 11/30/2004                     11,546               10,065
 02/28/2005                     11,972               10,367
 05/31/2005                     11,758               10,308
 08/31/2005                     12,272               10,609

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 8/31/05

1-Year 12.95%   5-Year N/A   Since Inception (3/1/01) 4.65%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, 10-YEAR RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


                      15 | OPPENHEIMER CAPITAL INCOME FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund's investment objectives, risks, and other charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 12/1/70. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 8/17/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion and the ending account value does not reflect the deduction of any sales charges. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                      16 | OPPENHEIMER CAPITAL INCOME FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2005.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                      17 | OPPENHEIMER CAPITAL INCOME FUND

FUND EXPENSES
--------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                       BEGINNING    ENDING       EXPENSES
                                       ACCOUNT      ACCOUNT      PAID DURING
                                       VALUE        VALUE        6 MONTHS ENDED
                                       (3/1/05)     (8/31/05)    AUGUST 31, 2005
--------------------------------------------------------------------------------
Class A Actual                         $ 1,000.00   $ 1,026.30   $ 4.56
--------------------------------------------------------------------------------
Class A Hypothetical                     1,000.00     1,020.72     4.54
--------------------------------------------------------------------------------
Class B Actual                           1,000.00     1,021.70     8.85
--------------------------------------------------------------------------------
Class B Hypothetical                     1,000.00     1,016.48     8.83
--------------------------------------------------------------------------------
Class C Actual                           1,000.00     1,022.80     8.76
--------------------------------------------------------------------------------
Class C Hypothetical                     1,000.00     1,016.59     8.73
--------------------------------------------------------------------------------
Class N Actual                           1,000.00     1,025.00     6.30
--------------------------------------------------------------------------------
Class N Hypothetical                     1,000.00     1,019.00     6.28

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended August 31, 2005 are as follows:

CLASS              EXPENSE RATIOS
---------------------------------
Class A                 0.89%
---------------------------------
Class B                 1.73
---------------------------------
Class C                 1.71
---------------------------------
Class N                 1.23
--------------------------------------------------------------------------------


                      18 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  August 31, 2005
--------------------------------------------------------------------------------

                                                                                                VALUE
                                                                               SHARES      SEE NOTE 1
------------------------------------------------------------------------------------------------------
COMMON STOCKS--47.4%
------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--5.4%
------------------------------------------------------------------------------------------------------
MEDIA--1.8%
Cablevision Systems New York Group, Cl. A 1,2                                 800,000   $  24,960,000
------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                                            650,000      21,645,000
------------------------------------------------------------------------------------------------------
News Corp., Inc., Cl. A                                                       375,000       6,078,750
------------------------------------------------------------------------------------------------------
Regal Entertainment Group                                                     135,000       2,639,250
                                                                                        --------------
                                                                                           55,323,000

------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--3.6%
CarMax, Inc. 1,2                                                               36,300       1,156,518
------------------------------------------------------------------------------------------------------
CSK Auto Corp. 1,3                                                          6,488,750     108,686,563
------------------------------------------------------------------------------------------------------
Gap, Inc. (The) 2                                                             292,500       5,560,425
                                                                                        --------------
                                                                                          115,403,506

------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--7.0%
------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.5%
Wal-Mart Stores, Inc.                                                         388,100      17,448,976
------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.4%
B&G Foods, Inc.                                                               862,500      11,169,375
------------------------------------------------------------------------------------------------------
TOBACCO--6.1%
Altria Group, Inc.                                                          2,175,000     153,772,500
------------------------------------------------------------------------------------------------------
Loews Corp./Carolina Group 2                                                1,000,000      38,610,000
                                                                                        --------------
                                                                                          192,382,500

------------------------------------------------------------------------------------------------------
ENERGY--12.2%
------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.4%
GlobalSantaFe Corp. 2                                                         275,000      12,892,000
------------------------------------------------------------------------------------------------------
OIL & GAS--11.8%
BP plc, ADR                                                                   595,500      40,720,290
------------------------------------------------------------------------------------------------------
Enbridge Energy Management LLC 3                                              700,000      37,828,000
------------------------------------------------------------------------------------------------------
Kinder Morgan Management LLC                                                3,487,500     165,935,250
------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc. 2                                                       1,300,000     124,111,000
------------------------------------------------------------------------------------------------------
Tortoise Energy Capital Corp.                                                 166,500       4,182,480
------------------------------------------------------------------------------------------------------
Williams Partners LP 1                                                         40,000       1,039,200
                                                                                        --------------
                                                                                          373,816,220

------------------------------------------------------------------------------------------------------
FINANCIALS--14.0%
------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.3%
U.S. Bancorp                                                                1,000,000      29,220,000
------------------------------------------------------------------------------------------------------
Washington Mutual, Inc. 2                                                   1,045,800      43,484,364
                                                                                        --------------
                                                                                           72,704,364


                      19 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                VALUE
                                                                               SHARES      SEE NOTE 1
------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--5.8%
Citigroup, Inc.                                                             2,412,800   $ 105,608,256
------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                          355,000      12,030,950
------------------------------------------------------------------------------------------------------
MBNA Corp.                                                                  2,575,000      64,890,000
                                                                                        --------------
                                                                                          182,529,206

------------------------------------------------------------------------------------------------------
INSURANCE--4.9%
ACE Ltd.                                                                      775,000      34,417,750
------------------------------------------------------------------------------------------------------
Everest Re Group Ltd. 2                                                     1,137,500     105,321,125
------------------------------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A                                               500,000      16,085,000
                                                                                        --------------
                                                                                          155,823,875

------------------------------------------------------------------------------------------------------
REAL ESTATE--0.4%
Anthracite Capital, Inc.                                                    1,000,000      11,810,000
------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.6%
PMI Group, Inc. (The)                                                         500,000      20,230,000
------------------------------------------------------------------------------------------------------
HEALTH CARE--1.4%
------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--0.1%
Wyeth                                                                          87,500       4,006,625
------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--1.3%
Abbott Laboratories                                                           233,800      10,551,394
------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                                1,040,000      26,488,800
------------------------------------------------------------------------------------------------------
Sanofi-Aventis SA, ADR                                                         80,000       3,420,800
                                                                                        --------------
                                                                                           40,460,994

------------------------------------------------------------------------------------------------------
INDUSTRIALS--3.8%
------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.7%
Honeywell International, Inc. 2                                               107,500       4,115,100
------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                          57,500       3,578,800
------------------------------------------------------------------------------------------------------
Raytheon Co.                                                                1,165,000      45,691,300
                                                                                        --------------
                                                                                           53,385,200

------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.1%
Masco Corp. 2                                                                 100,000       3,068,000
------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.0%
Cendant Corp.                                                               1,550,000      31,527,000
------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.0%
General Electric Co.                                                          457,500      15,376,575
------------------------------------------------------------------------------------------------------
Tyco International Ltd.                                                       625,000      17,393,750
                                                                                        --------------
                                                                                           32,770,325


                      20 | OPPENHEIMER CAPITAL INCOME FUND

                                                                                                VALUE
                                                                               SHARES      SEE NOTE 1
------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.4%
------------------------------------------------------------------------------------------------------
IT SERVICES--0.1%
First Data Corp.                                                              100,000   $   4,155,000
------------------------------------------------------------------------------------------------------
SOFTWARE--0.3%
Microsoft Corp.                                                               332,500       9,110,500
------------------------------------------------------------------------------------------------------
MATERIALS--0.2%
------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.2%
Packaging Corp. of America                                                    275,000       5,764,000
------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.0%
Bowater, Inc.                                                                  50,000       1,551,500
------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.2%
------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.9%
Citizens Communications Co.                                                   850,000      11,594,000
------------------------------------------------------------------------------------------------------
Consolidated Communications Holdings, Inc. 1                                1,000,000      13,800,000
------------------------------------------------------------------------------------------------------
FairPoint Communications, Inc.                                                950,000      15,266,500
------------------------------------------------------------------------------------------------------
PanAmSat Holding Corp.                                                        352,800       8,474,256
------------------------------------------------------------------------------------------------------
SBC Communications, Inc. 2                                                     25,000         602,000
------------------------------------------------------------------------------------------------------
Sprint Nextel Corp. 2                                                         316,874       8,216,543
------------------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                                  100,000       3,271,000
                                                                                        --------------
                                                                                           61,224,299

------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
AT&T Corp.                                                                    305,000       6,002,400
------------------------------------------------------------------------------------------------------
New Skies Satellites Holdings Ltd.                                             98,800       2,215,096
                                                                                        --------------
                                                                                            8,217,496

------------------------------------------------------------------------------------------------------
UTILITIES--0.8%
------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.8%
Enterprise GP Holdings LP 1                                                    50,000       1,595,000
------------------------------------------------------------------------------------------------------
Sempra Energy 2                                                               497,500      22,297,950
                                                                                        --------------
                                                                                           23,892,950
                                                                                        --------------
Total Common Stocks (Cost $1,002,088,587)                                               1,500,666,911

------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--7.3%
------------------------------------------------------------------------------------------------------
AES Trust III, 6.75% Cv.                                                      127,500       6,139,125
------------------------------------------------------------------------------------------------------
CenterPoint Energy, Inc., Cv.                                               1,000,000      34,635,000
------------------------------------------------------------------------------------------------------
Credit Suisse First Boston, Inc. (New York), 2.32% Cv. Equity Linked Nts.
(redemption linked to Comcast Corp., Cl. A common stock)                    1,330,200      40,411,476
------------------------------------------------------------------------------------------------------
Emmis Communications Corp., 6.25% Cum. Cv., Series A, Non-Vtg.                400,000      18,500,000
------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.375% Cv., Non-Vtg.                             150      14,350,182
------------------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., 5.50% Cv.                                 7,375       7,214,594


                      21 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                   VALUE
                                                                                  SHARES      SEE NOTE 1
---------------------------------------------------------------------------------------------------------
PREFERRED STOCKS Continued
---------------------------------------------------------------------------------------------------------
Lucent Technologies Capital Trust I, 7.75% Cum. Cv., Non-Vtg.                     15,000   $  15,045,000
---------------------------------------------------------------------------------------------------------
NRG Energy, Inc., 4% Cv., Non-Vtg.                                                 3,200       3,677,200
---------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 4.50% Cv. Jr. Unsec. Sub. Nts.              1,875,000      46,031,250
---------------------------------------------------------------------------------------------------------
United Rentals Trust I, 6.50% Cv. Quarterly Income Preferred Securities,
Non-Vtg.                                                                         575,000      23,287,500
---------------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The), 5.50% Cv. Jr. Unsec. Sub. Debs.                        50,000       5,262,500
---------------------------------------------------------------------------------------------------------
Xerox Corp., 6.25% Cv.                                                            27,500       3,217,500
---------------------------------------------------------------------------------------------------------
XL Capital Ltd., 6.50% Cv.                                                       600,000      13,776,000
                                                                                           --------------
Total Preferred Stocks (Cost $231,600,491)                                                   231,547,327

                                                                               PRINCIPAL
                                                                                  AMOUNT
---------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--14.1%
---------------------------------------------------------------------------------------------------------
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 2004-6, Cl. A3, 4.512%, 12/10/42                                    $   2,310,000       2,304,463
Series 2005-2, Cl. A4, 4.783%, 7/10/43                                         3,240,000       3,280,990
Series 2005-3, Cl. A2, 4.501%, 7/10/43                                         2,670,000       2,666,949
---------------------------------------------------------------------------------------------------------
Bank of America Mortgage Securities, Inc., Collateralized Mtg.
Obligations Pass-Through Certificates:
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                                         3,028,778       3,074,418
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                                         2,343,660       2,398,590
Series 2004-E, Cl. 2A9, 3.712%, 6/25/34                                          870,238         869,871
---------------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mtg.
Obligations, Series 2005-PWR7, Cl. A2, 4.945%, 2/11/41                         1,230,000       1,254,946
---------------------------------------------------------------------------------------------------------
Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations:
Series 2004-J9, Cl. 1A1, 3.821%, 10/25/34 4                                    1,249,612       1,250,737
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32                                        4,823,573       4,920,044
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34                                        4,809,043       4,949,229
---------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19                                                                  9,568,823       9,502,627
6%, 9/1/34-10/1/34 5                                                          13,473,447      13,799,359
6.50%, 4/1/18-4/1/34                                                           2,915,715       3,021,387
7%, 9/1/23-3/1/35                                                             12,718,726      13,315,165
7%, 10/1/32 5                                                                  2,474,865       2,590,339
8%, 4/1/16                                                                       790,108         844,175
9%, 8/1/22-5/1/25                                                                225,802         245,978
---------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23                                               199,692         199,819
Series 2034, Cl. Z, 6.50%, 2/15/28                                               886,874         924,376
Series 2053, Cl. Z, 6.50%, 4/15/28                                             1,031,451       1,071,286
Series 2055, Cl. ZM, 6.50%, 5/15/28                                            1,232,761       1,277,975
Series 2075, Cl. D, 6.50%, 8/15/28                                             3,212,382       3,333,735
Series 2080, Cl. Z, 6.50%, 8/15/28                                               795,510         822,995


                      22 | OPPENHEIMER CAPITAL INCOME FUND

                                                                          PRINCIPAL            VALUE
                                                                             AMOUNT       SEE NOTE 1
-----------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates: Continued
Series 2387, Cl. PD, 6%, 4/15/30                                      $   1,284,445   $    1,295,628
Series 2498, Cl. PC, 5.50%, 10/15/14                                         85,994           86,122
Series 2500, Cl. FD, 4.071%, 3/15/32 4                                      498,275          500,433
Series 2526, Cl. FE, 3.971%, 6/15/29 4                                      618,062          621,214
Series 2551, Cl. FD, 3.971%, 1/15/33 4                                      481,392          485,027
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. IO, 11.055%, 6/1/26 6                                       841,107          156,724
Series 183, Cl. IO, 8.86%, 4/1/27 6                                       1,349,931          246,413
Series 184, Cl. IO, 14.03%, 12/1/26 6                                     1,404,365          251,554
Series 192, Cl. IO, 13.423%, 2/1/28 6                                       421,052           75,548
Series 200, Cl. IO, 12.235%, 1/1/29 6                                       502,340           90,276
Series 2130, Cl. SC, 10.762%, 3/15/29 6                                     987,090           83,955
Series 2796, Cl. SD, 17.034%, 7/15/26 6                                   1,481,135          127,396
Series 2920, Cl. S, 20.781%, 1/15/35 6                                    8,848,055          524,123
Series 3000, Cl. SE, 41.914%, 7/15/25 6                                   8,457,832          445,471
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security, Series 176, Cl. PO, 4.981%, 6/1/26 7                  400,350          348,254
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 9/1/20 8                                                           9,017,000        8,943,737
5%, 6/1/18-7/1/18                                                         8,266,825        8,334,561
5%, 9/1/35 8                                                             42,910,000       42,628,425
5.50%, 3/1/33-4/1/34                                                     22,946,760       23,230,520
5.50%, 9/1/20-9/1/35 8                                                   53,178,000       53,809,250
6%, 7/1/17-11/1/32                                                       18,522,240       19,119,839
6%, 9/1/35 8                                                             38,449,000       39,350,168
6.50%, 10/1/30-10/1/34                                                   12,179,336       12,631,500
6.50%, 9/1/35 8                                                          54,636,000       56,462,919
7%, 11/1/17                                                               3,745,807        3,924,677
7.50%, 8/1/29-3/1/30                                                      3,135,210        3,330,096
8.50%, 7/1/32                                                                99,792          108,718
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor Trust, Commercial Mtg.
Obligations, Trust 2002-T1, Cl. A2, 7%, 11/25/31                          2,927,400        3,077,994
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                                      2,496,985        2,599,919
Trust 1998-63, Cl. PG, 6%, 3/25/27                                          229,599          229,446
Trust 2001-50, Cl. NE, 6%, 8/25/30                                          720,289          725,525
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                    3,306,162        3,436,923
Trust 2001-70, Cl. LR, 6%, 9/25/30                                          710,029          719,306
Trust 2001-72, Cl. NH, 6%, 4/25/30                                          499,696          502,957
Trust 2001-74, Cl. PD, 6%, 5/25/30                                          204,023          205,265
Trust 2002-77, Cl. WF, 3.988%, 12/18/32 4                                   753,387          758,159
Trust 2002-94, Cl. MA, 4.50%, 8/25/09                                       345,972          345,383
Trust 2003-10, Cl. HP, 5%, 2/25/18                                        3,950,000        4,001,210


                      23 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          PRINCIPAL            VALUE
                                                                             AMOUNT       SEE NOTE 1
-----------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Continued
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23                                 $   1,903,000   $    1,966,628
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                                     1,921,000        2,012,051
Trust 2004-101, Cl. BG, 5%, 1/25/20                                       2,550,000        2,592,252
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Trust 2002-47, Cl. NS, 8.607%, 4/25/32 6                                  1,814,923          185,784
Trust 2002-51, Cl. S, 8.819%, 8/25/32 6                                   1,666,347          170,540
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
Security:
Trust 222, Cl. 2, 9.07%, 6/1/23 6                                         2,878,562          525,595
Trust 240, Cl. 2, 12.32%, 9/1/23 6                                        4,319,874          783,759
Trust 252, Cl. 2, 1.338%, 11/1/23 6                                       2,187,267          422,101
Trust 254, Cl. 2, 5.051%, 1/1/24 6                                        1,086,635          207,664
Trust 273, Cl. 2, 11.252%, 7/1/26 6                                         620,722          117,151
Trust 303, Cl. IO, 5.761%, 11/1/29 6                                        834,500          159,996
Trust 308, Cl. 2, 9.715%, 9/1/30 6                                        2,530,279          447,307
Trust 321, Cl. 2, 1.85%, 3/1/32 6                                         9,172,870        1,770,625
Trust 322, Cl. 2, 12.703%, 4/1/32 6                                       3,262,159          579,826
Trust 329, Cl. 2, 8.80%, 1/1/33 6                                         4,078,270          767,966
Trust 331, Cl. 9, (12.105)%, 2/1/33 6                                     2,586,662          470,405
Trust 333, Cl. 2, 9.70%, 3/1/33 6                                         7,695,449        1,465,849
Trust 334, Cl. 17, (3.947)%, 2/1/33 6                                     1,503,648          260,356
Trust 350, Cl. 2, 10.43%, 2/1/34 6                                        8,429,209        1,588,556
Trust 2001-65, Cl. S, 26.517%, 11/25/31 6                                 3,926,211          362,788
Trust 2001-81, Cl. S, 11.645%, 1/25/32 6                                    946,506           90,353
Trust 2002-9, Cl. MS, 9.893%, 3/25/32 6                                   1,147,310          121,560
Trust 2002-52, Cl. SD, 3.257%, 9/25/32 6                                  2,040,400          224,674
Trust 2002-75, Cl. SA, 26.625%, 11/25/32 6                                4,510,167          415,665
Trust 2002-77, Cl. SH, 16.018%, 12/18/32 6                                1,176,873          121,660
Trust 2004-54, Cl. DS, 11.821%, 11/25/30 6                                1,931,205          141,997
Trust 2005-6, Cl. SE, 17.701%, 2/25/35 6                                  6,144,443          368,630
Trust 2005-19, Cl. SA, 15.92%, 3/25/35 6                                 23,385,164        1,473,137
Trust 2005-40, Cl. SA, 18.60%, 5/25/35 6                                  5,612,138          338,558
Trust 2005-71, Cl. SA, 31.268%, 8/25/25 6                                 5,404,404          306,408
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed
Security, Trust 1993-184, Cl. M, 6.755%, 9/25/23 7                          958,691          832,554
-----------------------------------------------------------------------------------------------------
First Union National Bank/Lehman Brothers/Bank of America
Commercial Mtg. Trust, Pass-Through Certificates, Series 1998-C2,
Cl. A2, 6.56%, 11/18/35                                                   1,683,927        1,763,186
-----------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                   1,720,000        1,722,471
Series 2005-CA, Cl. A3, 4.578%, 6/10/48                                   1,000,000        1,001,824
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                   1,590,000        1,613,120


                      24 | OPPENHEIMER CAPITAL INCOME FUND

                                                                             PRINCIPAL            VALUE
                                                                                AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 1997-C1, Cl. A3, 6.869%, 7/15/29                                  $   1,164,202   $    1,209,007
Series 2004-C3, Cl. A4, 4.547%, 12/10/41                                     1,480,000        1,477,829
--------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., 8.50%, 8/15/17-12/15/17                    288,531          313,675
--------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, 3.034%, 1/16/27 6                                    1,997,544          177,170
Series 2002-15, Cl. SM, (0.729)%, 2/16/32 6                                  1,860,681          158,757
Series 2002-76, Cl. SY, 4.996%, 12/16/26 6                                   4,396,785          405,446
Series 2004-11, Cl. SM, (1.224)%, 1/17/30 6                                  1,664,540          135,414
--------------------------------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp., Commercial Mtg.
Pass-Through Certificates, Series 2005-G G3, Cl. A2, 4.305%, 8/10/42         1,990,000        1,978,599
--------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through
Certificates:
Series 2004-C1, Cl. A1, 3.659%, 10/10/28                                     1,656,306        1,629,530
Series 2004-GG2, Cl. A3, 4.602%, 8/10/38                                     1,080,000        1,087,280
--------------------------------------------------------------------------------------------------------
GSR Mortgage Loan Trust, Collateralized Mtg. Obligations, Series
2004-12, Cl. 3A1, 4.491%, 12/25/34 4,9                                       1,638,359        1,633,301
--------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial
Mtg. Pass-Through Certificates, Series 2005-LDP2, Cl. A2, 4.575%,
7/15/42                                                                        640,000          642,092
--------------------------------------------------------------------------------------------------------
LB-UBS Securities Commercial Mortgage Trust, Commercial Mtg.
Pass-Through Certificates, Series 2005-C5, Cl. A2, 4.885%, 9/15/30           1,900,000        1,927,906
--------------------------------------------------------------------------------------------------------
Lehman XS Trust, Mortgage-Backed Obligations, Series 2005-2, Cl. 2A1B,
3.63%, 8/25/35 4,9                                                           3,715,166        3,744,165
--------------------------------------------------------------------------------------------------------
Mastr Alternative Loan Trust, Pass-Through Collateralized Mtg.
Obligations, Series 2004-6, Cl. 10A1, 6%, 7/25/34                            3,626,237        3,701,384
--------------------------------------------------------------------------------------------------------
Mastr Seasoned Securities Trust, Collateralized Mtg. Obligations,
Series 2004-2, Cl. A1, 6.50%, 8/25/32                                        5,396,614        5,491,058
--------------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl. A1B, 6.59%, 3/15/30                        1,950,000        2,057,441
--------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1, Cl. A2, 7.306%, 10/6/15                2,380,000        2,683,544
--------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed Pass-Through
Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33                        1,972,856        1,986,135
--------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust, Commercial Mtg. Obligations:
Series 2005-C17, Cl. A2, 4.782%, 3/15/42                                     3,590,000        3,632,465
Series 2005-C20, Cl. A5, 5.087%, 7/15/42                                     1,910,000        1,958,495
--------------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Securities Corp., Collateralized Mtg.
Pass-Through Certificates, Series 2005-AR5, Cl. A1, 4.686%, 5/25/35 4        3,513,485        3,519,349
--------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities Trust, Collateralized Mtg.
Obligations:
Series 2004-DD, Cl. 2 A1, 4.533%, 1/25/35 4                                  2,885,788        2,880,826
Series 2004-N, Cl. A10, 3.803%, 8/25/34 9                                    1,257,650        1,258,275
Series 2004-W, Cl. A2, 4.60%, 11/25/34 4                                       633,742          632,122
                                                                                         ---------------
Total Mortgage-Backed Obligations (Cost $445,575,072)                                       445,448,349


                      25 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          PRINCIPAL            VALUE
                                                                             AMOUNT       SEE NOTE 1
-----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--2.4%
-----------------------------------------------------------------------------------------------------
Aesop Funding II LLC, Automobile Asset-Backed Certificates,
Series 2005-1A, Cl. A2, 3.669%, 4/20/08 4,9                           $     900,000   $      899,316
-----------------------------------------------------------------------------------------------------
BMW Vehicle Owner Trust, Automobile Loan Certificates:
Series 2004-A, Cl. A2, 1.88%, 10/25/06                                      233,449          233,245
Series 2005-A, Cl. A2, 3.66%, 12/26/07                                    3,590,000        3,585,248
-----------------------------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust, Automobile Mtg.-Backed Nts.,
Series 2004-2, Cl. A3, 3.58%, 1/15/09                                     2,990,000        2,955,847
-----------------------------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home Equity Loan Asset-Backed
Certificates:
Series 2004-D, Cl. AF1, 2.98%, 4/25/20 9                                    716,972          712,990
Series 2005-B, Cl. AF1, 4.02%, 3/26/35 9                                    851,154          848,224
Series 2005-C, Cl. AF1, 4.196%, 6/25/35 9                                 2,062,274        2,062,079
-----------------------------------------------------------------------------------------------------
Chase Funding Mortgage Loan Asset-Backed Certificates, Home
Equity Mtg. Obligations:
Series 2003-5, Cl. 1A2, 2.451%, 11/25/18                                    264,721          263,898
Series 2004-1, Cl. 1A2, 2.427%, 6/25/19                                   1,426,752        1,421,531
-----------------------------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust, Automobile Loan Pass-Through
Certificates:
Series 2002-A, Cl. A4, 4.24%, 9/15/08                                       399,759          400,146
Series 2005-A, Cl. A2, 3.72%, 12/15/07                                    2,580,000        2,574,467
-----------------------------------------------------------------------------------------------------
CIT Equipment Collateral, Equipment Receivable-Backed Nts.,
Series 2004-DFS, Cl. A2, 2.66%, 11/20/06 9                                2,245,858        2,236,808
-----------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts.:
Series 2001-A6, Cl. A6, 5.65%, 6/16/08                                    2,780,000        2,813,674
Series 2003-C4, Cl. C4, 5%, 6/10/15                                         430,000          436,574
-----------------------------------------------------------------------------------------------------
Countrywide Asset-Backed Certificates, Inc., Home Equity
Asset-Backed Certificates:
Series 2002-4, Cl. A1, 4.011%, 2/25/33 4                                    112,896          114,414
Series 2005-7, Cl. AF1B, 4.317%, 11/25/35                                 2,193,710        2,190,122
-----------------------------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, Automobile Loan Pass-Through
Certificates:
Series 2002-A, Cl. A4, 4.49%, 10/6/08                                       736,160          736,952
Series 2004-B, Cl. A2, 2.48%, 2/8/07 9                                    1,113,540        1,111,643
Series 2004-C, Cl. A2, 2.62%, 6/8/07                                      2,899,253        2,889,098
Series 2005-A, Cl. A2, 3.17%, 9/8/07 9                                    3,485,055        3,475,945
Series 2005-B, Cl. A2, 3.75%, 12/8/07                                     3,010,000        3,006,829
-----------------------------------------------------------------------------------------------------
Equity One ABS, Inc., Home Equity Mtg. Pass-Through Certificates,
Series 2004-3, Cl. AF2, 3.80%, 7/25/34                                    2,710,000        2,699,005
-----------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile Loan Pass-Through
Certificates:
Series 2004-A, Cl. A2, 2.13%, 10/15/06                                    1,611,861        1,608,239
Series 2005-A, Cl. A3, 3.48%, 11/17/08                                    2,200,000        2,184,291
Series 2005-B, Cl. A2, 3.77%, 9/15/07                                     3,110,000        3,108,118
-----------------------------------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts.,
Series 2003-3, Cl. A1, 1.50%, 1/15/08                                       540,500          539,406
-----------------------------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile Receivable
Obligations, Series 2005-1, Cl. A2, 3.21%, 5/21/07 9                      1,470,000        1,466,265


                      26 | OPPENHEIMER CAPITAL INCOME FUND

                                                                          PRINCIPAL            VALUE
                                                                             AMOUNT       SEE NOTE 1
-----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
-----------------------------------------------------------------------------------------------------
MBNA Credit Card Master Note Trust, Credit Card Receivables,
Series 2003-C7, Cl. C7, 4.921%, 3/15/16 4                             $   4,080,000   $    4,336,276
-----------------------------------------------------------------------------------------------------
National City Auto Receivables Trust, Automobile Receivable
Obligations, Series 2004-A, Cl. A2, 1.50%, 2/15/07                          111,715          111,665
-----------------------------------------------------------------------------------------------------
Nissan Auto Lease Trust, Automobile Lease Obligations, Series
2004-A, Cl. A2, 2.55%, 1/15/07                                            1,247,425        1,244,097
-----------------------------------------------------------------------------------------------------
Nissan Auto Receivables Owner Trust, Automobile Receivable Nts.,
Series 2004-A, Cl. A2, 1.40%, 7/17/06                                       169,926          169,844
-----------------------------------------------------------------------------------------------------
Onyx Acceptance Owner Trust, Automobile Receivable Obligations,
Series 2005-B, Cl. A2, 4.03%, 4/15/08                                     1,990,000        1,989,951
-----------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust, Home Equity
Pass-Through Certificates:
Series 2004-5, Cl. A F2, 3.735%, 11/10/34 9                                 800,000          792,234
Series 2005-1, Cl. A F2, 3.914%, 5/25/35                                    600,000          594,567
Series 2005-2, Cl. A F2, 4.415%, 4/25/35 9                                1,040,000        1,038,039
-----------------------------------------------------------------------------------------------------
Residential Asset Mortgage Products, Inc., Home Equity Asset-Backed
Pass-Through Certificates, Series 2004-RS7, Cl. AI3, 4.45%, 7/25/28       1,910,000        1,909,606
-----------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations
Pass-Through Certificates, Series 2005-4XS, Cl. 3A1, 5.18%, 3/26/35       4,714,296        4,738,980
-----------------------------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.:
Series 2004-2, Cl. A2, 2.41%, 2/15/07                                     1,180,442        1,177,874
Series 2004-3, Cl. A2, 2.79%, 6/15/07                                     1,653,861        1,649,454
-----------------------------------------------------------------------------------------------------
Volkswagen Auto Lease Trust, Automobile Lease Asset-Backed
Securities:
Series 2004-A, Cl. A2, 2.47%, 1/22/07                                     1,886,511        1,880,796
Series 2005-A, Cl. A2, 3.52%, 4/20/07                                     2,580,000        2,574,238
-----------------------------------------------------------------------------------------------------
Wachovia Auto Owner Trust, Automobile Receivable Nts., Series
2004-B, Cl. A2, 2.40%, 5/21/07                                            1,089,579        1,086,223
-----------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Trust, Collateralized Mtg. Obligations,
Series 2004-2, Cl. AI1B, 2.94%, 9/25/18                                   2,325,306        2,306,911
-----------------------------------------------------------------------------------------------------
Whole Auto Loan Trust, Automobile Loan Receivable Certificates,
Series 2004-1, Cl. A2A, 2.59%, 5/15/07                                    1,804,174        1,796,262
                                                                                      ---------------
Total Asset-Backed Securities (Cost $76,159,290)                                          75,971,391

-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--1.9%
-----------------------------------------------------------------------------------------------------
Fannie Mae Unsec. Nts., 3.69%, 10/5/07 10                                 2,255,000        2,071,959
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
3.625%, 9/15/06                                                           1,890,000        1,883,861
4.125%, 7/12/10                                                           2,560,000        2,558,182
6.25%, 7/15/32                                                              550,000          687,510
6.625%, 9/15/09                                                           2,340,000        2,557,218


                      27 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          PRINCIPAL            VALUE
                                                                             AMOUNT       SEE NOTE 1
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS Continued
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
3.75%, 5/17/07                                                        $   6,800,000   $    6,770,549
4.25%, 7/15/07-8/15/10                                                    9,570,000        9,621,399
6.625%, 9/15/09                                                           3,555,000        3,886,443
7.25%, 5/15/30                                                            1,625,000        2,249,088
-----------------------------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
4.65%, 6/15/35                                                            2,335,000        2,344,611
5.375%, 11/13/08                                                            238,000          247,330
Series A, 6.79%, 5/23/12                                                 22,112,000       25,390,082
                                                                                      ---------------
Total U.S. Government Obligations (Cost $59,936,006)                                      60,268,232

-----------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.1%
-----------------------------------------------------------------------------------------------------
United Mexican States Nts., 7.50%, 1/14/12 (Cost $2,980,588)              2,770,000        3,157,800

-----------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--11.5%
-----------------------------------------------------------------------------------------------------
Aetna, Inc., 7.375% Sr. Unsec. Nts., 3/1/06 14                            3,060,000        3,104,394
-----------------------------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31                            1,310,000        1,567,546
-----------------------------------------------------------------------------------------------------
Allied Waste North America, Inc.:
5.75% Sr. Sec. Nts., Series B, 2/15/11                                    5,000,000        4,693,750
8.50% Sr. Sub. Nts., 12/1/08                                              2,500,000        2,656,250
8.875% Sr. Nts., Series B, 4/1/08                                         1,420,000        1,505,200
-----------------------------------------------------------------------------------------------------
Allstate Financial Global Funding LLC, 4.25% Nts., 9/10/08 11               625,000          623,881
-----------------------------------------------------------------------------------------------------
AOL Time Warner, Inc., 7.70% Debs., 5/1/32                                1,755,000        2,169,928
-----------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc.:
7.50% Sr. Unsec. Nts., 5/1/07 14                                            770,000          810,620
8.125% Sr. Unsec. Nts., 5/1/12                                            2,165,000        2,582,598
-----------------------------------------------------------------------------------------------------
Bank of America Corp., 4.875% Sr. Unsec. Nts., 1/15/13                       40,000           40,787
-----------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07 9                                  2,500,000        2,687,500
-----------------------------------------------------------------------------------------------------
Bankers Trust Corp., 7.375% Unsec. Sub. Nts., 5/1/08                        250,000          268,529
-----------------------------------------------------------------------------------------------------
Barclays Bank plc, 6.278% Perpetual Bond 13                               2,460,000        2,524,526
-----------------------------------------------------------------------------------------------------
Beazer Homes USA, Inc.:
6.875% Sr. Nts., 7/15/15 11                                               1,515,000        1,492,275
8.375% Sr. Nts., 4/15/12                                                    800,000          856,000
-----------------------------------------------------------------------------------------------------
Boeing Capital Corp., 5.75% Sr. Nts., 2/15/07                               261,000          266,843
-----------------------------------------------------------------------------------------------------
British Telecommunications plc, 8.875% Bonds, 12/15/30                    1,335,000        1,897,835
-----------------------------------------------------------------------------------------------------
Calpine Canada Energy Finance ULC, 8.50% Sr. Unsec. Nts., 5/1/08         22,750,000       15,981,875
-----------------------------------------------------------------------------------------------------
Canadian National Railway Co., 4.25% Nts., 8/1/09                           433,000          430,847
-----------------------------------------------------------------------------------------------------
CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B, 9/1/10                1,640,000        1,814,834
-----------------------------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                         2,810,000        3,067,435


                      28 | OPPENHEIMER CAPITAL INCOME FUND

                                                                          PRINCIPAL            VALUE
                                                                             AMOUNT       SEE NOTE 1
-----------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
-----------------------------------------------------------------------------------------------------
Charter Communications Holdings LLC/
Charter Communications Holdings Capital Corp.:
0%/13.50% Sr. Sub. Disc. Nts., 1/15/11 12                             $   4,250,000   $    3,378,750
8.625% Sr. Unsec. Nts., 4/1/09                                           42,500,000       35,381,250
9.92% Sr. Unsec. Disc. Nts., 4/1/11                                      50,000,000       37,750,000
-----------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16                  5,601,000        5,832,041
-----------------------------------------------------------------------------------------------------
CIGNA Corp.:
7% Sr. Unsec. Nts., 1/15/11                                               1,030,000        1,144,719
7.40% Unsec. Nts., 5/15/07                                                2,083,000        2,184,121
-----------------------------------------------------------------------------------------------------
CIT Group, Inc.:
4.75% Sr. Nts., 8/15/08                                                     395,000          399,655
7.75% Sr. Unsec. Unsub. Nts., 4/2/12                                      1,260,000        1,474,001
-----------------------------------------------------------------------------------------------------
Citigroup, Inc., 6.625% Unsec. Sub. Nts., 6/15/32                         1,205,000        1,427,020
-----------------------------------------------------------------------------------------------------
ConAgra Foods, Inc., 6% Nts., 9/15/06                                     1,585,000        1,601,196
-----------------------------------------------------------------------------------------------------
Constellation Energy Group, Inc., 7% Unsec. Nts., 4/1/12                  2,395,000        2,691,353
-----------------------------------------------------------------------------------------------------
Countrywide Financial Corp., 4.50% Nts., Series A, 6/15/10                1,585,000        1,579,356
-----------------------------------------------------------------------------------------------------
Cox Communications, Inc., 4.625% Unsec. Nts., 1/15/10                     3,160,000        3,135,248
-----------------------------------------------------------------------------------------------------
Credit Suisse First Boston, Inc. (USA), 5.50% Nts., 8/15/13               3,105,000        3,260,890
-----------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                      3,000,000        2,925,000
-----------------------------------------------------------------------------------------------------
CSX Corp., 6.25% Unsec. Nts., 10/15/08                                    1,765,000        1,856,581
-----------------------------------------------------------------------------------------------------
D.R. Horton, Inc., 6.125% Nts., 1/15/14                                   1,315,000        1,352,335
-----------------------------------------------------------------------------------------------------
DaimlerChrysler NA Holdings Corp.:
7.20% Unsec. Nts., 9/1/09                                                 1,670,000        1,805,975
8% Nts., 6/15/10                                                          1,018,000        1,143,204
-----------------------------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31                          1,980,000        2,447,438
-----------------------------------------------------------------------------------------------------
Deutsche Telekom International Finance BV, 8.50% Unsub. Nts.,
6/15/10                                                                   1,790,000        2,060,474
-----------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 8.125% Sr. Unsub. Nts., 6/15/10                 2,165,000        2,484,703
-----------------------------------------------------------------------------------------------------
DTE Energy Co., 6.45% Sr. Unsub. Nts., 6/1/06                             1,430,000        1,453,392
-----------------------------------------------------------------------------------------------------
EOP Operating LP:
6.763% Sr. Unsec. Nts., 6/15/07                                             275,000          285,482
8.10% Unsec. Nts., 8/1/10                                                 2,160,000        2,462,396
-----------------------------------------------------------------------------------------------------
Federated Department Stores, Inc., 6.625% Sr. Unsec. Nts., 9/1/08         1,980,000        2,099,990
-----------------------------------------------------------------------------------------------------
FedEx Corp., 2.65% Unsec. Nts., 4/1/07                                    3,155,000        3,077,062
-----------------------------------------------------------------------------------------------------
FirstEnergy Corp.:
5.50% Sr. Unsub. Nts., Series A, 11/15/06                                 1,230,000        1,247,327
7.375% Sr. Unsub. Nts., Series C, 11/15/31                                1,267,000        1,556,936
-----------------------------------------------------------------------------------------------------
Ford Motor Credit Co.:
6.25% Unsec. Nts., 12/8/05                                                  636,000          637,826
6.50% Unsec. Nts., 1/25/07                                                1,990,000        2,008,296
7.375% Nts., 10/28/09                                                       615,000          612,948


                      29 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          PRINCIPAL            VALUE
                                                                             AMOUNT       SEE NOTE 1
-----------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
-----------------------------------------------------------------------------------------------------
France Telecom SA:
8% Sr. Unsec. Nts., 3/1/11 4                                          $   1,435,000   $    1,655,961
8.75% Sr. Unsec. Nts., 3/1/31 4                                             460,000          645,078
-----------------------------------------------------------------------------------------------------
Franklin Resources, Inc., 3.70% Nts., 4/15/08                             1,025,000        1,009,502
-----------------------------------------------------------------------------------------------------
Gap, Inc. (The):
6.90% Nts., 9/15/07                                                       2,130,000        2,227,158
9.55% Unsub. Nts., 12/15/08 4                                               359,000          411,366
-----------------------------------------------------------------------------------------------------
General Mills, Inc., 3.875% Nts., 11/30/07                                2,270,000        2,246,460
-----------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 6.125% Unsec. Unsub. Nts., 2/1/07        6,160,000        6,155,220
-----------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), 5.70% Sr. Unsec. Nts., 9/1/12            2,845,000        3,001,449
-----------------------------------------------------------------------------------------------------
HCA, Inc., 7.125% Sr. Unsec. Nts., 6/1/06                                 1,139,000        1,164,882
-----------------------------------------------------------------------------------------------------
Hertz Corp. (The), 6.35% Nts., 6/15/10                                    3,155,000        3,030,018
-----------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 8.25% Sr. Unsec. Nts., 2/15/11                       1,419,000        1,639,294
-----------------------------------------------------------------------------------------------------
HSBC Finance Corp., 4.75% Sr. Unsec. Nts., 7/15/13                        3,260,000        3,263,416
-----------------------------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375% Sr. Sec. Nts., 11/14/08 4                1,410,000        1,519,275
-----------------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc., 9% Sr. Sub. Nts., 3/15/12                    1,000,000        1,075,000
-----------------------------------------------------------------------------------------------------
iStar Financial, Inc., 4.875% Sr. Unsec. Nts., Series B, 1/15/09          2,610,000        2,608,027
-----------------------------------------------------------------------------------------------------
J.C. Penney Co., Inc. (Holding Co.), 7.40% Nts., 4/1/37                   2,720,000        3,036,698
-----------------------------------------------------------------------------------------------------
John Hancock Global Funding II, 7.90% Nts., 7/2/10 11                     1,137,000        1,311,651
-----------------------------------------------------------------------------------------------------
JPMorgan Capital XV, 5.875% Nts., 3/15/35                                 2,105,000        2,146,967
-----------------------------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc.:
6.50% Sr. Nts., 1/15/14                                                   1,515,000        1,514,044
8.875% Sr. Sub. Nts., 4/1/12                                              1,600,000        1,724,000
-----------------------------------------------------------------------------------------------------
Kinder Morgan, Inc., 6.50% Sr. Unsec. Nts., 9/1/12                        1,670,000        1,831,060
-----------------------------------------------------------------------------------------------------
Kraft Foods, Inc., 5.25% Nts., 6/1/07                                     3,720,000        3,780,126
-----------------------------------------------------------------------------------------------------
Kroger Co. (The), 6.80% Sr. Unsec. Nts., 4/1/11                           2,165,000        2,365,215
-----------------------------------------------------------------------------------------------------
Lear Corp., 8.11% Sr. Unsec. Nts., Series B, 5/15/09                      2,560,000        2,670,093
-----------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 7% Nts., 2/1/08                           1,990,000        2,109,949
-----------------------------------------------------------------------------------------------------
Lehman Brothers, Inc., 6.625% Sr. Sub. Nts., 2/15/08                        325,000          342,429
-----------------------------------------------------------------------------------------------------
Lennar Corp., 5.95% Sr. Unsec. Nts., 3/1/13                               1,505,000        1,560,842
-----------------------------------------------------------------------------------------------------
Liberty Media Corp., 5.70% Sr. Unsec. Nts., 5/15/13                       1,580,000        1,470,059
-----------------------------------------------------------------------------------------------------
Liberty Property Trust, 5.65% Sr. Nts., 8/15/14                           1,490,000        1,554,425
-----------------------------------------------------------------------------------------------------
Lucent Technologies, Inc., 6.45% Unsec. Debs., 3/15/29                   27,500,000       24,268,750
-----------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc., 5.875% Sr. Unsec. Bonds, 8/1/33              1,860,000        1,760,114
-----------------------------------------------------------------------------------------------------
May Department Stores Co.:
3.95% Nts., 7/15/07                                                       1,090,000        1,080,954
7.90% Unsec. Debs., 10/15/07                                              1,175,000        1,248,784
-----------------------------------------------------------------------------------------------------
MBNA Corp., 7.50% Sr. Nts., Series F, 3/15/12                             2,455,000        2,850,913
-----------------------------------------------------------------------------------------------------
Mellon Bank NA, 4.75% Unsec. Sub. Nts., 12/15/14                          2,560,000        2,590,587
-----------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 5% Sr. Unsub. Nts., Series C, 2/3/14           3,095,000        3,140,487


                      30 | OPPENHEIMER CAPITAL INCOME FUND

                                                                          PRINCIPAL            VALUE
                                                                             AMOUNT       SEE NOTE 1
-----------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
-----------------------------------------------------------------------------------------------------
MetLife, Inc., 5.70% Sr. Unsec. Nts., 6/15/35                         $   1,555,000   $    1,621,552
-----------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 5.875% Sr. Unsec. Nts., 10/1/12          2,580,000        2,737,842
-----------------------------------------------------------------------------------------------------
Morgan Stanley, 6.60% Nts., 4/1/12                                        1,450,000        1,606,239
-----------------------------------------------------------------------------------------------------
National City Bank, 6.20% Sub. Nts., 12/15/11                               213,000          233,173
-----------------------------------------------------------------------------------------------------
Nationwide Financial Services, Inc., 5.90% Nts., 7/1/12                   1,410,000        1,507,633
-----------------------------------------------------------------------------------------------------
NiSource Finance Corp.:
3.20% Nts., 11/1/06                                                         440,000          435,437
7.875% Sr. Unsec. Nts., 11/15/10                                          1,820,000        2,078,948
-----------------------------------------------------------------------------------------------------
Northrop Grumman Corp., 7.125% Sr. Nts., 2/15/11                          2,080,000        2,339,006
-----------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 5.75% Unsec. Unsub. Nts.,
Series 12, 12/15/15 11                                                    2,510,000        2,519,413
-----------------------------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman SPV, 4.623% Sr. Nts., Cl. A1,
6/15/10 9                                                                 4,650,000        4,575,600
-----------------------------------------------------------------------------------------------------
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B,
6/1/13 11                                                                 1,025,475          984,687
-----------------------------------------------------------------------------------------------------
Portland General Electric Co., 8.125% First Mortgage Nts.,
2/1/10 11                                                                 1,465,000        1,659,568
-----------------------------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23 11              2,740,000        3,593,844
-----------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25                   2,740,000        3,677,272
-----------------------------------------------------------------------------------------------------
PSE&G Energy Holdings LLC, 7.75% Unsec. Nts., 4/16/07                     1,390,000        1,435,175
-----------------------------------------------------------------------------------------------------
PSE&G Power LLC, 6.875% Sr. Unsec. Nts., 4/15/06                          1,272,000        1,292,543
-----------------------------------------------------------------------------------------------------
Rite Aid Corp., 6.875% Sr. Unsec. Debs., 8/15/13                         13,500,000       11,745,000
-----------------------------------------------------------------------------------------------------
Safeway, Inc., 7.50% Sr. Unsec. Nts., 9/15/09                             2,030,000        2,228,709
-----------------------------------------------------------------------------------------------------
Sempra Energy, 7.95% Sr. Unsec. Unsub. Nts., 3/1/10                       1,347,000        1,522,848
-----------------------------------------------------------------------------------------------------
Simon Property Group LP:
5.45% Unsec. Nts., 3/15/13                                                1,345,000        1,388,476
5.625% Unsec. Unsub. Nts., 8/15/14                                          945,000          986,312
-----------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 8% Sr. Unsec. Sub. Nts., 3/15/12          1,000,000        1,036,250
-----------------------------------------------------------------------------------------------------
Sprint Capital Corp., 8.75% Nts., 3/15/32                                 1,845,000        2,582,555
-----------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc., 7.375% Nts., 5/1/07            2,225,000        2,316,781
-----------------------------------------------------------------------------------------------------
SunTrust Banks, Inc.:
4% Nts., 10/15/08                                                         1,655,000        1,639,090
7.75% Unsec. Sub. Nts., 5/1/10                                              149,000          169,548
-----------------------------------------------------------------------------------------------------
TCI Communications, Inc., 9.80% Sr. Unsec. Debs., 2/1/12                  2,755,000        3,466,234
-----------------------------------------------------------------------------------------------------
Terex Corp., 9.25% Sr. Unsec. Sub. Nts., 7/15/11                          1,000,000        1,087,500
-----------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 10.15% Sr. Nts., 5/1/12                   651,000          831,379
-----------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 3.75% Sr. Unsec. Nts., 3/15/08         2,240,000        2,199,071
-----------------------------------------------------------------------------------------------------
TXU Corp., 6.55% Sr. Unsec. Nts., Series R, 11/15/34                      1,995,000        1,961,829
-----------------------------------------------------------------------------------------------------
Tyco International Group SA:
6.375% Sr. Unsec. Unsub. Nts., 2/15/06                                    2,380,000        2,401,384
6.75% Sr. Unsub. Nts., 2/15/11                                              870,000          959,167


                      31 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          PRINCIPAL            VALUE
                                                                             AMOUNT       SEE NOTE 1
-----------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
-----------------------------------------------------------------------------------------------------
Univision Communications, Inc.:
2.875% Sr. Unsec. Nts., 10/15/06                                      $     430,000   $      422,200
3.50% Sr. Unsec. Nts., 10/15/07                                           2,245,000        2,192,766
-----------------------------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec. Unsub. Nts., 6/15/07                 3,080,000        3,126,721
-----------------------------------------------------------------------------------------------------
Wachovia Corp., 5.50% Sr. Sub. Nts., 8/1/35                               1,600,000        1,651,320
-----------------------------------------------------------------------------------------------------
Waste Management, Inc.:
6.875% Sr. Unsec. Nts., 5/15/09                                           1,300,000        1,401,578
7% Sr. Nts., 7/15/28                                                        920,000        1,074,936
-----------------------------------------------------------------------------------------------------
Yum! Brands, Inc., 8.50% Sr. Unsec. Nts., 4/15/06                         3,145,000        3,222,115
                                                                                      ---------------
Total Non-Convertible Corporate Bonds and Notes (Cost $353,309,977)                      363,722,372

-----------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--17.5%
-----------------------------------------------------------------------------------------------------
Advanced Micro Devices, Inc., 4.75% Cv. Sr. Unsec. Debs., 2/1/22 4        3,250,000        3,453,125
-----------------------------------------------------------------------------------------------------
Agere Systems, Inc., 6.50% Cv. Unsec. Unsub. Nts., 12/15/09
(cv. into Agere Systems, Inc., Cl. A common stock)                       20,000,000       20,250,000
-----------------------------------------------------------------------------------------------------
Allied Waste Industries, Inc., 4.25% Cv. Sr. Unsec. Sub. Debs.,
4/15/34                                                                  14,500,000       12,687,500
-----------------------------------------------------------------------------------------------------
Calpine Corp.:
4.75% Cv. Sr. Unsec. Nts., 11/15/23 11                                   14,750,000        9,790,313
4.75% Cv. Sr. Unsec. Nts., 11/15/23                                       2,500,000        1,659,375
-----------------------------------------------------------------------------------------------------
Charter Communications, Inc., 5.875% Cv. Sr. Nts., 11/16/09 11            5,000,000        4,068,750
-----------------------------------------------------------------------------------------------------
Continental Airlines, Inc., 4.50% Cv. Sr. Unsec. Unsub. Nts.,
2/1/07                                                                   10,000,000        8,650,000
-----------------------------------------------------------------------------------------------------
CSG Systems International, Inc., 2.50% Cv. Sr. Nts., 6/15/24              7,500,000        7,415,625
-----------------------------------------------------------------------------------------------------
Curagen Corp., 6% Cv. Jr. Unsec. Sub. Debs., 2/2/07                      16,000,000       15,860,000
-----------------------------------------------------------------------------------------------------
Delta Air Lines, Inc.:
2.875% Cv. Sr. Bonds, 2/18/24 11                                          7,250,000        1,223,438
8% Cv. Sr. Unsec. Bonds, 6/3/23                                           5,000,000          806,250
-----------------------------------------------------------------------------------------------------
Enzon Pharmaceuticals, Inc., 4.50% Cv. Unsec. Sub. Nts., 7/1/08          22,500,000       20,559,375
-----------------------------------------------------------------------------------------------------
JDS Uniphase Corp., 2.18% Cv. Sr. Nts., 11/15/10 10                      17,750,000       14,355,313
-----------------------------------------------------------------------------------------------------
Level 3 Communications, Inc.:
5.25% Cv. Sr. Nts., 12/15/11                                             10,000,000        6,712,500
6% Cv. Unsec. Sub. Nts., 3/15/10                                         14,250,000        7,516,875
-----------------------------------------------------------------------------------------------------
Liberty Media Corp., 0.75% Cv. Sr. Unsec. Unsub. Debs., 3/30/23          27,500,000       30,490,625
-----------------------------------------------------------------------------------------------------
Liberty Media Corp., 3.25% Exchangeable Sr. Unsec. Debs., 3/15/31
(exchangeable for Viacom, Inc., Cl. B common stock or cash based
on the value thereof)                                                   137,500,000      108,968,750
-----------------------------------------------------------------------------------------------------
Lucent Technologies, Inc., 2.75% Cv. Sr. Unsec. Debs., Series A,
6/15/23                                                                  17,000,000       18,997,500
-----------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 5.25% Cv. Sr. Nts., 1/15/10                 15,000,000       15,168,750
-----------------------------------------------------------------------------------------------------
Nortel Networks Corp., 4.25% Cv. Sr. Unsec. Nts., 9/1/08                 18,000,000       17,190,000


                      32 | OPPENHEIMER CAPITAL INCOME FUND

                                                                           PRINCIPAL             VALUE
                                                                              AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES Continued
-------------------------------------------------------------------------------------------------------
Novell, Inc.:
0.50% Cv. Sr. Unsec. Debs., 7/15/24 11                                 $  11,000,000   $     9,460,000
0.50% Cv. Sr. Unsec. Debs., 7/15/24                                       14,500,000        12,470,000
-------------------------------------------------------------------------------------------------------
Pride International, Inc., 3.25% Cv. Sr. Nts., 5/1/33                     18,000,000        21,217,500
-------------------------------------------------------------------------------------------------------
Providian Financial Corp., 4.89% Cv. Sr. Unsec. Unsub. Nts.,
2/15/21 9,10                                                              62,500,000        33,984,375
-------------------------------------------------------------------------------------------------------
Six Flags, Inc., 4.50% Cv. Nts., 5/15/15                                  17,250,000        22,036,875
-------------------------------------------------------------------------------------------------------
Solectron Corp., 0.50% Cv. Sr. Unsec. Nts., Series B, 2/15/34             15,500,000        11,915,625
-------------------------------------------------------------------------------------------------------
Tyco International Group SA, 2.75% Cv. Sr. Unsec. Unsub. Debs.,
Series A, 1/15/18                                                         85,000,000       104,868,750
-------------------------------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc., 1.75% Cv. Sr. Nts., 12/1/09               750,000           707,813
-------------------------------------------------------------------------------------------------------
XM Satellite Radio, Inc., 1.75% Cv. Sr. Nts., 12/1/09 11                  14,250,000        13,448,438
                                                                                       ----------------
Total Convertible Corporate Bonds and Notes (Cost $561,797,969)                            555,933,440

-------------------------------------------------------------------------------------------------------
STRUCTURED NOTES--4.3%
-------------------------------------------------------------------------------------------------------
Citigroup Global Markets Holdings, Inc.:
Echostar Communications Corp. Cv. Equity-Linked Nts., 2.87%, 5/1/06          381,113        11,497,455
Liberty Media Corp. Cv. Equity-Linked Nts., 4%, 11/25/05                     956,938         9,483,543
-------------------------------------------------------------------------------------------------------
Core Investment Grade Bond Trust I, Pass-Through Certificates,
Series 2002-1, 4.659%, 11/30/07 4                                          1,272,092         1,277,555
-------------------------------------------------------------------------------------------------------
Dow Jones CDX High Yield Index Pass-Through Certificates, Series
4-T1, 8.25%, 6/29/10 11,15                                                13,464,000        13,691,205
-------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The):
Boston Scientific Corp. Cv. Medium Term Linked Nts., 1.20%,
9/7/06 8                                                                     568,180        15,182,906
EchoStar Communications Corp. Cv. Linked Nts., 4%, 12/30/05                  595,780        18,119,457
GlobalSantaFe Corp. Cv. Linked Nts., 4.50%, 9/29/05                          496,860        18,822,547
-------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.:
Cv. Yield Enhanced Equity Linked Debt Securities, 12%, 12/29/05
(linked to CarMax, Inc.)                                                     764,498        23,431,864
Cv. Yield Enhanced Equity Linked Debt Securities, Series G, 5%,
12/14/05 (linked to EchoStar Communications Corp. Cl. A common stock)        310,753         9,307,052
-------------------------------------------------------------------------------------------------------
Morgan Stanley, Cv. Performance Equity Linked Redemption
Quarterly-pay Securities, 5%, 12/30/05 (linked to Dollar Tree
Stores, Inc.) 9                                                              605,830        14,270,325
                                                                                       ----------------
Total Structured Notes (Cost $136,618,634)                                                 135,083,909

-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,870,066,614)                              106.5%    3,371,799,731
-------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                           (6.5)     (205,697,495)
                                                                       --------------------------------
NET ASSETS                                                                     100.0%  $ 3,166,102,236
                                                                       ================================


                      33 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                                 CONTRACTS   EXPIRATION   EXERCISE       PREMIUM         VALUE
                                           SUBJECT TO CALL        DATES      PRICE      RECEIVED    SEE NOTE 1
--------------------------------------------------------------------------------------------------------------
Cablevision Systems New York Group, Cl. A            3,750      1/23/06   $  30.00   $   744,282   $ 1,012,500
Cablevision Systems New York Group, Cl. A            4,250      9/19/05      25.00     1,185,955     2,635,000
CarMax, Inc.                                           363      9/19/05      30.00        71,508        65,340
Everest Re Group Ltd.                                  750      9/19/05     100.00        86,246            --
Gap, Inc. (The)                                      2,750      9/19/05      22.50       170,123        13,750
GlobalSantaFe Corp.                                    500      1/23/06      45.00       223,491       230,000
GlobalSantaFe Corp.                                  1,000      1/23/06      42.50       606,975       650,000
GlobalSantaFe Corp.                                    875      9/19/05      50.00        48,534        26,250
Honeywell International, Inc.                        1,075      9/19/05      40.00        56,213        10,750
Kinder Morgan, Inc.                                    500      9/19/05      95.00        82,247        77,500
Kinder Morgan, Inc.                                    750      9/19/05     100.00        80,747        18,750
Loews Corp./Carolina Group                           1,250      9/19/05      40.00        74,272        18,750
Masco Corp.                                          1,000      9/19/05      35.00        36,498            --
SBC Communications, Inc.                               250     10/24/05      25.00         7,250         2,500
Sempra Energy                                          250     10/24/05      45.00        26,959        27,500
Sprint Nextel Corp.                                  1,250      9/19/05      35.00        91,246         6,250
Washington Mutual, Inc.                              4,800     10/24/05      45.00       239,592        24,000
Washington Mutual, Inc.                              4,200     10/24/05      42.50       494,165       294,000
Washington Mutual, Inc.                              1,000     10/24/05      47.50        27,747            --
                                                                                     -------------------------
                                                                                     $ 4,354,050   $ 5,112,840
                                                                                     =========================

3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2005. The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 2005 amounts to $146,514,563. Transactions during the period in which the issuer was an affiliate are as follows:

                                    SHARES                               SHARES
                                AUGUST 31,       GROSS        GROSS  AUGUST 31,
                                      2004   ADDITIONS   REDUCTIONS        2005
--------------------------------------------------------------------------------
CSK Auto Corp.                   6,500,000       4,375       15,625   6,488,750
Enbridge Energy Management LLC     650,000      56,747*       6,747     700,000


                                                 VALUE   DIVIDEND      REALIZED
                                            SEE NOTE 1     INCOME   GAIN (LOSS)
--------------------------------------------------------------------------------
CSK Auto Corp.                           $ 108,686,563       $ --   $  (146,352)
Enbridge Energy Management LLC              37,828,000         --        59,946
                                         ---------------------------------------
                                         $ 146,514,563       $ --   $   (86,406)
                                         =======================================

*A portion of the transactions (24,247) was the result of a stock dividend.

4. Represents the current interest rate for a variable or increasing rate security.


                      34 | OPPENHEIMER CAPITAL INCOME FUND

5. A sufficient amount of securities has been designated to cover outstanding written put options, as follows:

                                  CONTRACTS   EXPIRATION   EXERCISE        PREMIUM          VALUE
                             SUBJECT TO PUT        DATES      PRICE       RECEIVED     SEE NOTE 1
-------------------------------------------------------------------------------------------------
Abbott Laboratories                   2,500     11/21/05   $  47.50   $    698,220   $    737,500
Boston Scientific Corp.               3,105      1/23/06      32.50      1,231,058      1,738,800
Boston Scientific Corp.               3,797      2/20/06      32.50      1,887,030      2,164,290
Boston Scientific Corp.               1,350     11/21/05      30.00        400,933        432,000
CarMax, Inc.                          2,175      1/23/06      30.00      1,070,881        369,750
Cendant Corp.                        18,441      1/23/06      22.50      4,071,250      4,149,225
Citigroup, Inc.                         522      1/23/06      47.50        196,786        214,020
ENSCO International, Inc.             2,500     12/19/05      35.00        293,687        250,000
Exxon Mobil Corp.                     3,850      9/19/05      60.00        780,917        365,750
General Electric Co.                 11,500     12/19/05      35.00      1,527,935      2,645,000
Kroger Co. (The)                      2,500     10/24/05      17.50        498,733         25,000
Morgan Stanley                          500     10/24/05      55.00        145,994        250,000
PMI Group, Inc. (The)                 1,250     12/19/05      40.00        442,896        256,250
Pfizer, Inc.                          2,250     12/19/05      27.50        443,231        652,500
Tyco International Ltd.               7,500     10/24/05      27.50        883,963        562,500
Wal-Mart Stores, Inc.                 1,225      9/19/05      50.00        326,749        624,750
Wal-Mart Stores, Inc.                   969      9/19/05      47.50        186,040        251,940
                                                                      ---------------------------
                                                                      $ 15,086,303   $ 15,689,275
                                                                      ===========================

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $16,767,157 or 0.53% of the Fund's net assets as of August 31, 2005.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $1,180,808 or 0.04% of the Fund's net assets as of August 31, 2005.

8. When-issued security or forward commitment to be delivered and settled after August 31, 2005. See Note 1 of Notes to Financial Statements.

9. Illiquid security. The aggregate value of illiquid securities as of August 31, 2005 was $76,797,084, which represents 2.43% of the Fund's net assets. See
Note 8 of Notes to Financial Statements.

10. Zero coupon bond reflects effective yield on the date of purchase.

11. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $63,867,463 or 2.02% of the Fund's net assets as of August 31, 2005.

12. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

13. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

14. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts. The aggregate market value of such securities is $2,332,382. See Note 5 of Notes to Financial Statements.

15. Interest rate represents a weighted average rate comprised of the interest rates of the underlying securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      35 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------
Investments, at value--see accompanying
statement of investments:
Unaffiliated companies (cost $2,785,123,649)                         $  3,225,285,168
Affiliated companies (cost $84,942,965)                                   146,514,563
                                                                     -----------------
                                                                        3,371,799,731
--------------------------------------------------------------------------------------
Cash                                                                        3,917,603
--------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                     181,437
--------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $16,655,798 sold on a
when-issued basis or forward commitment)                                   32,567,363
Interest, dividends and principal paydowns                                 19,873,743
Shares of beneficial interest sold                                          2,402,357
Other                                                                          70,093
                                                                     -----------------
Total assets                                                            3,430,812,327

--------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------
Options written, at value (premiums received $19,440,353)--
see accompanying statement of investments                                  20,802,115
--------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $231,478,696 purchased on
a when-issued basis or forward commitment)                                238,479,157
Shares of beneficial interest redeemed                                      3,119,074
Distribution and service plan fees                                          1,273,051
Futures margins                                                               384,956
Transfer and shareholder servicing agent fees                                 312,358
Shareholder communications                                                    199,287
Trustees' compensation                                                         47,085
Other                                                                          93,008
                                                                     -----------------
Total liabilities                                                         264,710,091

--------------------------------------------------------------------------------------
NET ASSETS                                                           $  3,166,102,236
                                                                     =================

--------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------
Par value of shares of beneficial interest                           $        251,090
--------------------------------------------------------------------------------------
Additional paid-in capital                                              2,573,981,094
--------------------------------------------------------------------------------------
Accumulated net investment loss                                            (5,155,034)
--------------------------------------------------------------------------------------
Accumulated net realized gain on investments                               97,124,912
--------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                499,900,174
                                                                     -----------------
NET ASSETS                                                           $  3,166,102,236
                                                                     =================


                      36 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$2,670,552,171 and 211,394,370 shares of beneficial interest outstanding)      $12.63
Maximum offering price per share (net asset value plus sales charge of 5.75%
of offering price)                                                             $13.40
--------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$299,092,921 and 23,942,201 shares of beneficial interest outstanding)         $12.49
--------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$167,013,108 and 13,407,305 shares of beneficial interest outstanding)         $12.46
--------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$29,444,036 and 2,345,879 shares of beneficial interest outstanding)           $12.55

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      37 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                        $    75,159,595
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $21,300)              45,924,785
                                                                ----------------
Total investment income                                             121,084,380

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      15,950,286
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               6,033,808
Class B                                                               3,041,646
Class C                                                               1,500,411
Class N                                                                 114,518
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               2,699,735
Class B                                                                 506,976
Class C                                                                 232,273
Class N                                                                  42,314
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 356,422
Class B                                                                  92,014
Class C                                                                  28,102
Class N                                                                   4,191
--------------------------------------------------------------------------------
Custodian fees and expenses                                             143,977
--------------------------------------------------------------------------------
Trustees' compensation                                                   51,055
--------------------------------------------------------------------------------
Other                                                                   228,024
                                                                ----------------
Total expenses                                                       31,025,752
Less reduction to custodian expenses                                    (27,401)
                                                                ----------------
Net expenses                                                         30,998,351

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                90,086,029


                      38 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments:
   Unaffiliated companies                                         $ 103,664,191
   Affiliated companies                                                 (86,406)
Closing and expiration of option contracts written                   39,779,305
Closing of futures contracts                                          7,546,704
Swap contracts                                                          241,636
                                                                  --------------
Net realized gain                                                   151,145,430
--------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                         165,109,308
Futures contracts                                                      (776,582)
Option contracts                                                     (4,855,016)
Swap contracts                                                         (226,589)
                                                                  --------------
Net change in unrealized appreciation                               159,251,121

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 400,482,580
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      39 | OPPENHEIMER CAPITAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                     2005             2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                           $   90,086,029   $  105,321,259
--------------------------------------------------------------------------------
Net realized gain                                  151,145,430      183,533,222
--------------------------------------------------------------------------------
Net change in unrealized appreciation              159,251,121      (26,459,650)
                                                ---------------- ---------------
Net increase in net assets resulting from
operations                                         400,482,580      262,394,831

--------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                            (98,334,605)    (102,927,701)
Class B                                             (9,374,778)     (12,688,798)
Class C                                             (4,622,703)      (4,369,847)
Class N                                               (783,486)        (513,100)
--------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                            (79,229,551)              --
Class B                                             (9,824,424)              --
Class C                                             (4,580,356)              --
Class N                                               (642,942)              --

--------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                            127,979,966      132,826,225
Class B                                            (37,260,401)     (46,403,963)
Class C                                             24,380,138       34,609,632
Class N                                             11,328,890        7,276,288

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Total increase                                     319,518,328      270,203,567
--------------------------------------------------------------------------------
Beginning of period                              2,846,583,908    2,576,380,341
                                                 -------------------------------
End of period (including accumulated net
investment income (loss) of $(5,155,034)
and $28,994,342, respectively)                  $3,166,102,236   $2,846,583,908
                                                ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      40 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED AUGUST 31,                          2005             2004              2003             2002            2001
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     11.84      $     11.22       $      9.76      $     12.72     $     12.88
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .38 1            .46               .54              .51             .42
Net realized and unrealized gain (loss)                  1.28              .69              1.35            (2.66)            .41
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         1.66             1.15              1.89            (2.15)            .83
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.48)            (.53)             (.43)            (.48)           (.48)
Distributions from net realized gain                     (.39)              --                --             (.33)           (.51)
                                                  ----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.87)            (.53)             (.43)            (.81)           (.99)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     12.63      $     11.84       $     11.22      $      9.76     $     12.72
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      14.40%           10.32%            20.10%          (17.75)%          6.84%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 2,670,552      $ 2,379,956       $ 2,130,486      $ 1,873,458     $ 2,458,272
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 2,565,609      $ 2,356,948       $ 1,900,896      $ 2,224,911     $ 2,432,151
Ratios to average net assets: 3
Net investment income                                    3.09%            3.85%             5.41%            4.48%           3.21%
Total expenses                                           0.89% 4          0.89% 4,5         0.93% 4          0.98% 4         0.91% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    55% 6            52%              141%             148%             74%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                  PURCHASE TRANSACTIONS    SALE TRANSACTIONS
----------------------------------------------------------------------------
Year Ended August 31, 2005               $3,541,353,653       $3,677,756,448

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      41 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B   YEAR ENDED AUGUST 31,                          2005             2004              2003             2002            2001
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     11.72      $     11.10       $      9.67      $     12.60     $     12.76
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .28 1            .36               .45              .41             .32
Net realized and unrealized gain (loss)                  1.26              .68              1.33            (2.62)            .41
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         1.54             1.04              1.78            (2.21)            .73
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.38)            (.42)             (.35)            (.39)           (.38)
Distributions from net realized gain                     (.39)              --                --             (.33)           (.51)
                                                  ----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.77)            (.42)             (.35)            (.72)           (.89)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     12.49      $     11.72       $     11.10      $      9.67     $     12.60
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      13.40%            9.46%            18.94%          (18.31)%          6.05%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   299,093      $   316,568       $   343,074      $   327,368     $   477,223
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   304,769      $   349,853       $   312,457      $   410,652     $   469,690
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    2.25%            3.00%             4.55%            3.67%           2.44%
Total expenses                                           1.73% 4          1.76% 4,5         1.81% 4          1.76% 4         1.68% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    55% 6            52%              141%             148%             74%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS    SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended August 31, 2005                   $3,541,353,653       $3,677,756,448

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      42 | OPPENHEIMER CAPITAL INCOME FUND

CLASS C   YEAR ENDED AUGUST 31,                          2005             2004              2003             2002            2001
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     11.69      $     11.09       $      9.66      $     12.59     $     12.76
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .28 1            .35               .45              .42             .32
Net realized and unrealized gain (loss)                  1.26              .69              1.34            (2.62)            .40
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         1.54             1.04              1.79            (2.20)            .72
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                     (.38)            (.44)             (.36)            (.40)           (.38)
Distributions from net realized gain                     (.39)              --                --             (.33)           (.51)
                                                  ----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.77)            (.44)             (.36)            (.73)           (.89)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     12.46      $     11.69       $     11.09      $      9.66     $     12.59
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      13.52%            9.40%            19.05%          (18.30)%          6.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   167,013      $   133,368       $    93,797      $    72,792     $    89,547
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   150,410      $   122,458       $    75,459      $    84,049     $    80,390
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    2.27%            3.01%             4.55%            3.74%           2.44%
Total expenses                                           1.71% 4          1.72% 4,5         1.78% 4          1.76% 4         1.68% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    55% 6            52%              141%             148%             74%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS    SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended August 31, 2005                   $3,541,353,653       $3,677,756,448

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      43 | OPPENHEIMER CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N   YEAR ENDED AUGUST 31,                          2005             2004              2003             2002          2001 1
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     11.78      $     11.16       $      9.73      $     12.69     $     12.96
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .34 2            .39               .46              .50             .28
Net realized and unrealized gain (loss)                  1.26              .72              1.37            (2.66)           (.30)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         1.60             1.11              1.83            (2.16)           (.02)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                     (.44)            (.49)             (.40)            (.47)           (.25)
Distributions from net realized gain                     (.39)              --                --             (.33)             --
                                                  ----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.83)            (.49)             (.40)            (.80)           (.25)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     12.55      $     11.78       $     11.16      $      9.73     $     12.69
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      13.95%           10.01%            19.45%          (17.89)%         (0.18)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    29,444      $    16,692       $     9,023      $     4,071     $       648
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    22,974      $    13,301       $     5,968      $     2,839     $       214
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                    2.73%            3.42%             4.92%            4.74%           2.94%
Total expenses                                           1.24% 5          1.28% 5,6         1.35% 5          1.25% 5         1.17% 5
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    55% 7            52%              141%             148%             74%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

7. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS    SALE TRANSACTIONS
--------------------------------------------------------------------------------
Year Ended August 31, 2005                   $3,541,353,653       $3,677,756,448

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      44 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. The Fund has a secondary objective to conserve principal while providing an opportunity for capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, in the country that is identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service


                      45 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured note is sold or matures. As of August 31, 2005, the market value of these securities comprised 4.3% of the Fund's net assets and resulted in unrealized cumulative losses of $1,534,725.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of August 31, 2005, the Fund had purchased $231,478,696 of securities issued on a when-issued basis or forward commitment and sold $16,655,798 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each


                      46 | OPPENHEIMER CAPITAL INCOME FUND
forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be


                      47 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
                                                                 SECURITIES AND
   UNDISTRIBUTED     UNDISTRIBUTED             ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT        LONG-TERM                    LOSS   FOR FEDERAL INCOME
   INCOME                     GAIN      CARRYFORWARD 1,2,3         TAX PURPOSES
   ----------------------------------------------------------------------------
   $88,705,619         $52,426,355             $20,532,274         $475,081,026

1. The Fund had $20,532,274 of straddle losses which were deferred.

2. During the fiscal year ended August 31, 2005, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended August 31, 2004, the Fund utilized $105,823,276 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2005. Net assets of the Fund were unaffected by the reclassifications.

                                        REDUCTION TO        REDUCTION TO
                                         ACCUMULATED     ACCUMULATED NET
                   INCREASE TO        NET INVESTMENT       REALIZED GAIN
                   PAID-IN CAPITAL              LOSS    ON INVESTMENTS 4
                   -----------------------------------------------------
                   $9,963,417             $6,006,296         $15,531,621

4. $9,492,374, including $3,943,235 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended August 31, 2005 and August 31, 2004 was as follows:

                                          YEAR ENDED          YEAR ENDED
                                     AUGUST 31, 2005     AUGUST 31, 2004
          --------------------------------------------------------------
          Distributions paid from:
          Ordinary income            $   113,115,572    $    120,499,446
          Long-term capital gain          94,277,273                  --
                                     ---------------    ----------------
          Total                      $   207,392,845    $    120,499,446
                                     ===============    ================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2005 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable,


                      48 | OPPENHEIMER CAPITAL INCOME FUND
is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities           $ 2,895,362,638
            Federal tax cost of other investments       (182,248,658)
                                                     ----------------
            Total federal tax cost                   $ 2,713,113,980
                                                     ================
            Gross unrealized appreciation            $   561,612,290
            Gross unrealized depreciation                (86,531,264)
                                                     ----------------
            Net unrealized appreciation              $   475,081,026
                                                     ================

During the year ending August 31, 2005, the Fund recorded a decrease to cost of investments, resulting in an increase to net unrealized appreciation on investments, and a decrease to accumulated net investment income in the amount of $17,126,129 to adjust for the recharacterization of certain stock dividends received in prior years.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to


                      49 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              YEAR ENDED AUGUST 31, 2005      YEAR ENDED AUGUST 31, 2004
                                 SHARES           AMOUNT         SHARES           AMOUNT
-----------------------------------------------------------------------------------------
CLASS A
Sold                         22,558,905    $ 277,939,203     27,395,516    $ 328,897,834
Dividends and/or
distributions reinvested     13,463,832      165,521,957      8,032,385       94,957,085
Redeemed                    (25,590,738)    (315,481,194)   (24,375,517)    (291,028,694)
                            -------------------------------------------------------------
Net increase                 10,431,999    $ 127,979,966     11,052,384    $ 132,826,225
                            =============================================================

-----------------------------------------------------------------------------------------
CLASS B
Sold                          4,597,999    $  56,062,655      6,888,752    $  81,662,144
Dividends and/or
distributions reinvested      1,486,058       18,104,691      1,020,466       11,950,178
Redeemed                     (9,161,381)    (111,427,747)   (11,792,254)    (140,016,285)
                            -------------------------------------------------------------
Net decrease                 (3,077,324)   $ (37,260,401)    (3,883,036)   $ (46,403,963)
                            =============================================================

-----------------------------------------------------------------------------------------
CLASS C
Sold                          3,382,894    $  41,213,863      4,346,905    $  51,194,830
Dividends and/or
distributions reinvested        693,034        8,423,553        339,300        3,974,837
Redeemed                     (2,075,964)     (25,257,278)    (1,740,267)     (20,560,035)
                            -------------------------------------------------------------
Net increase                  1,999,964    $  24,380,138      2,945,938    $  34,609,632
                            =============================================================

-----------------------------------------------------------------------------------------
CLASS N
Sold                          1,172,709    $  14,333,266        715,430    $   8,550,182
Dividends and/or
distributions reinvested        114,121        1,396,302         42,495          501,477
Redeemed                       (358,515)      (4,400,678)      (148,746)      (1,775,371)
                            -------------------------------------------------------------
Net increase                    928,315    $  11,328,890        609,179    $   7,276,288
                            =============================================================


                      50 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2005, were as follows:

                                              PURCHASES             SALES
        -----------------------------------------------------------------
        Investment securities           $ 1,708,998,426   $ 1,380,430,062
        U.S. government and
        government agency obligations       132,364,200       191,863,518
        To Be Announced (TBA)
        mortgage-related securities       3,541,353,653     3,677,756,448

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million and 0.50% of average annual net assets in excess of $500 million.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2005, the Fund paid $3,468,577 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year


                      51 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at August 31, 2005 for Class B, Class C and Class N shares were $9,100,782, $3,267,865 and $444,117, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                          CLASS A          CLASS B          CLASS C          CLASS N
                         CLASS A       CONTINGENT       CONTINGENT       CONTINGENT       CONTINGENT
                       FRONT-END         DEFERRED         DEFERRED         DEFERRED         DEFERRED
                   SALES CHARGES    SALES CHARGES    SALES CHARGES    SALES CHARGES    SALES CHARGES
                     RETAINED BY      RETAINED BY      RETAINED BY      RETAINED BY      RETAINED BY
YEAR ENDED           DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR
----------------------------------------------------------------------------------------------------
August 31, 2005         $979,563          $33,107         $496,570          $17,566          $13,003

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract


                      52 | OPPENHEIMER CAPITAL INCOME FUND
value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 2005, the Fund had outstanding futures contracts as follows:

                             UNREALIZED
                             EXPIRATION   NUMBER OF   VALUATION AS OF    APPRECIATION
CONTRACT DESCRIPTION              DATES   CONTRACTS   AUGUST 31, 2005  (DEPRECIATION)
--------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                12/20/05         572   $    67,513,875   $     627,702
                                                                        --------------
CONTRACTS TO SELL
U.S. Treasury Nts., 2 yr.      12/30/05         597       123,634,969        (428,999)
U.S. Treasury Nts., 5 yr.      12/20/05         803        87,025,125        (717,401)
U.S. Treasury Nts., 10 yr.     12/20/05         177        19,837,828        (133,920)
                                                                        --------------
                                                                           (1,280,320)
                                                                        --------------
                                                                        $    (652,618)
                                                                        ==============

--------------------------------------------------------------------------------
6. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.


                      53 | OPPENHEIMER CAPITAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. OPTION ACTIVITY Continued

      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 2005 was as follows:

                                        CALL OPTIONS                PUT OPTIONS
                            ------------------------   -------------------------
                            NUMBER OF      AMOUNT OF   NUMBER OF      AMOUNT OF
                            CONTRACTS       PREMIUMS   CONTRACTS       PREMIUMS
--------------------------------------------------------------------------------
Options outstanding as of
August 31, 2004                30,425   $  5,660,279      76,716   $ 20,807,385
Options written               262,081     35,188,521     488,013     71,078,542
Options closed or expired    (214,005)   (27,071,843)   (476,792)   (70,636,129)
Options exercised             (47,938)    (9,422,907)    (22,003)    (6,163,495)
                            ----------------------------------------------------
Options outstanding as of
August 31, 2005                30,563   $  4,354,050      65,934   $ 15,086,303
                            ====================================================

--------------------------------------------------------------------------------
7. TOTAL RETURN SWAP CONTRACTS

The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

As of August 31, 2005, the Fund had entered into the following total return swap agreements:

                                     PAID BY       RECEIVED BY
SWAP              NOTIONAL       THE FUND AT       THE FUND AT   TERMINATION     UNREALIZED
COUNTERPARTY        AMOUNT   AUGUST 31, 2005   AUGUST 31, 2005          DATE   APPRECIATION
-------------------------------------------------------------------------------------------
                                   One-Month
                                       LIBOR
UBS AG         $12,530,000       Minus 0.25%            1.510%       12/1/05       $181,437

Index abbreviations are as follows:
LIBOR  London-Interbank Offered Rate


                      54 | OPPENHEIMER CAPITAL INCOME FUND

--------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of August 31, 2005, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
9. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor, as well as 51 of the Oppenheimer funds (as "Nominal Defendants") including the Fund, 30 present and former Directors or Trustees and 8 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10, 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The defendants believe that the allegations contained in the Complaints are without merit and that they have meritorious defenses against the claims asserted. The defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                      55 | OPPENHEIMER CAPITAL INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER CAPITAL INCOME FUND: We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Income Fund, including the statement of investments, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Income Fund as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
October 17, 2005


                      56 | OPPENHEIMER CAPITAL INCOME FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2006, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2005. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends and distributions of $0.5869, $0.5573, $0.5598 and $0.5760 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 22, 2004, of which $0.3945 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2005 which are not designated as capital gain distributions should be multiplied by 18.80% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 31, 2005 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $35,589,230 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2006, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      57 | OPPENHEIMER CAPITAL INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                      58 | OPPENHEIMER CAPITAL INCOME FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's advisory agreement. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for this purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      NATURE AND EXTENT OF SERVICES. In considering the renewal of the Fund's advisory agreement for the current year, the Board evaluated the nature and extent of the services provided by the Manager and its affiliates. The Manager provides the Fund with office space, facilities and equipment; administrative, accounting, clerical, legal and compliance personnel; securities trading services; oversight of third party service providers and the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that were available to the Fund. The Board noted that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services and information the Board received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. The Board members also considered their experiences as directors or trustees of the Fund and other funds advised by the Manager. The Board received and reviewed information regarding the quality of services provided by affiliates of the Manager, which it also reviews at other times during the year in connection with the renewal of the Fund's service agreements. The Board was aware that there are alternatives to retaining the Manager.

      PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE. In its evaluation of the quality of the portfolio management services to be provided, the Board considered the experience of Michael S. Levine and the Manager's Value investment team and analysts. Mr. Levine has had over 14 years of experience managing equity and fixed income investments and has been primarily responsible for the day-to-day management of the Fund's portfolio since June 1999. Mr. Levin has been a Vice President of the Fund since June 1999 and a Vice President of the Manager since June 1998. He is a portfolio manager of other Oppenheimer funds.


                      59 | OPPENHEIMER CAPITAL INCOME FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other income funds advised by other investment advisers. The Board also receives and reviews comparative performance information regarding the Fund and other funds at each Board meeting. The Board noted that the Fund's one-year, three-year, five-year and ten-year performance were all better than its peer group average.

      MANAGEMENT FEES AND EXPENSES. The Board also reviewed information, including comparative information, regarding the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other income funds with comparable asset levels and distribution features. The Board noted that the Fund's contractual management fee is slightly higher than its peer group average. However, its actual management fee and total expenses are lower than its peer group average. In addition, the Board evaluated the comparability of the fees charged and the services provided to the Fund to the fees charged and services provided to other types of entities advised by the Manager.

      PROFITABILITY OF THE MANAGER AND AFFILIATES. The Board also reviewed information regarding the cost of services provided by the Manager and its affiliates and the Manager's profitability. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board considered that the fund has recently experienced significant asset growth and that, based on current asset levels, the Fund has passed its last management fee breakpoint.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel, both to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are


                      60 | OPPENHEIMER CAPITAL INCOME FUND
both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations and considerations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates from the Fund are reasonable in relation to the services provided. Accordingly, the Board elected to continue the advisory agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the advisory agreement, including the management fee, in light of all of the surrounding circumstances.


                      61 | OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE  PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE     HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                      THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                         CO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,            Chairman of the following private mortgage banking companies: Cherry Creek
Chairman (since 2003)            Mortgage Company (since 1991), Centennial State Mortgage Company (since
and Trustee (since 1999)         1994), and The El Paso Mortgage Company (since 1993); Chairman of the following
Age: 68                          private companies: Ambassador Media Corporation (since 1984) and
                                 Broadway Ventures (since 1984); Director of the following: Helmerich & Payne,
                                 Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (since 1991) and The Lynde and Harry Bradley Foundation, Inc. (non-
                                 profit organization) (since 2002); former Chairman of the following: Transland
                                 Financial Services, Inc. (private mortgage banking company) (1997-2003), Great
                                 Frontier Insurance (insurance agency) (1995-2000), Frontier Real Estate, Inc.
                                 (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident
                                 (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees
                                 38 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                  Director and President of A.G. Edwards Capital, Inc. (General Partner of private
Trustee (since 1993)             equity funds) (until February 2001); Chairman, President and Chief Executive
Age: 74                          Officer of A.G. Edwards Capital, Inc. (until March 2000); Director of A.G. Edwards
                                 & Sons, Inc. (brokerage company) (until 2000) and A.G. Edwards Trust Company
                                 (investment adviser) (until 2000); Vice Chairman and Director of A.G. Edwards,
                                 Inc. (until March 1999); Vice Chairman of A.G. Edwards & Sons, Inc. (until March
                                 1999); Chairman of A.G. Edwards Trust Company (until March 1999) and A.G.E.
                                 Asset Management (investment adviser) (until March 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                 Assistant Secretary and Director of Centennial Asset Management Corporation
Trustee (since 1998)             (December 1991-April 1999); President, Treasurer and Director of Centennial
Age: 69                          Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director
                                 of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 38 portfolios in the
                                 OppenheimerFunds complex.

EDWARD L. CAMERON,               Member of The Life Guard of Mount Vernon (George Washington historical site)
Trustee (since 1999)             (since June 2000); Director of Genetic ID, Inc. (biotech company) (March
Age: 67                          2001-May 2002); Partner at PricewaterhouseCoopers LLP (accounting firm)
                                 (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment
                                 Management Industry Services Group (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                   Director of UNUMProvident (insurance company) (since June 2002); Director
Trustee (since 1990)             of Northwestern Energy Corp. (public utility corporation) (since November
Age: 63                          2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director
                                 of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-
                                 February 2003); Chairman and Director (until October 1996) and President and
                                 Chief Executive Officer (until October 1995) of the Manager; President, Chief
                                 Executive Officer and Director of the following: Oppenheimer Acquisition Corp.


                      62 | OPPENHEIMER CAPITAL INCOME FUND

JON S. FOSSEL,                   ("OAC") (parent holding company of the Manager), Shareholders Services, Inc.
Continued                        and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                    Director of Colorado Uplift (charitable organization) (since September 1984).
Trustee (since 1996)             Mr. Freedman held several positions with the Manager and with subsidiary or
Age: 64                          affiliated companies of the Manager (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,             Trustee of Monterey Institute for International Studies (educational organization)
Trustee (since 2002)             (since February 2000); Director of The California Endowment (philanthropic
Age: 58                          organization) (since April 2002); Director of Community Hospital of Monterey
                                 Peninsula (since February 2002); Director of American Funds' Emerging Markets
                                 Growth Fund, Inc. (mutual fund) (since October 1991); President of ARCO
                                 Investment Management Company (February 1991-April 2000); Member of
                                 the investment committees of The Rockefeller Foundation and The University of Michigan; Advisor at Credit Suisse First Boston's Sprout venture capital unit
                                 (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional
                                 Funds (investment company) (1996-June 2004); Trustee of MML Series Investment
                                 Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to
                                 Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the
                                 OppenheimerFunds complex.

ROBERT J. MALONE,                Director of Jones International University (educational organization) (since
Trustee (since 2002)             August 2005); Chairman, Chief Executive Officer and Director of Steele Street
Age: 61                          State Bank (commercial banking) (since August 2003); Director of Colorado
                                 UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family
                                 Foundation (non-profit organization) (since 2000); Former Chairman of U.S.
                                 Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National
                                 Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July
                                 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-
                                 February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,        Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds)
Trustee (since 2000)             (investment company) (since 1996) and MML Series Investment Fund (investment
Age: 63                          company) (since 1996), the Springfield Library and Museum Association
                                 (museums) (since 1995) and the Community Music School of Springfield (music school) (since 1996); Chairman and Trustee (since 2003) and Chairman of the
                                 Investment Committee (since 1994) of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund)
                                 (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank)
                                 (commercial bank) (January 1999-July 1999); Member of the Investment
                                 Committee of the Community Foundation of Western Massachusetts (1998-2003);
                                 and Executive Vice President of Peoples Heritage Financial Group, Inc.
                                 (commercial bank) (January 1999-July 1999). Oversees 40 portfolios in the
                                 OppenheimerFunds complex.


                      63 | OPPENHEIMER CAPITAL INCOME FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE               THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                      FLOOR, NEW YORK, NY 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE
                                 TERM AND AS AN OFFICER FOR AN ANNUAL TERM, OR UNTIL HIS RESIGNATION, RETIREMENT,
                                 DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH
                                 OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                  Chairman, Chief Executive Officer and Director (since June 2001) and President
President and                    (since September 2000) of the Manager; President and Director or Trustee of
Principal Executive Officer      other Oppenheimer funds; President and Director of OAC and of Oppenheimer
(since 2001)                     Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since
and Trustee                      July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
(since 2001)                     Manager) (since November 2001); Chairman and Director of Shareholder Services,
Age: 56                          Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds
                                 Legacy Program (charitable trust program established by the Manager) (since
                                 July 2001); Director of the following investment advisory subsidiaries of the
                                 Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                                 Corporation, Trinity Investment Management Corporation and Tremont
                                 Capital Management, Inc. (since November 2001), HarbourView Asset Management
                                 Corporation and OFI Private Investments, Inc. (since July 2001); President
                                 (since November 2001) and Director (since July 2001) of Oppenheimer Real
                                 Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life
                                 Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital
                                 Management LLC) (since June 1995); Member of the Investment Company
                                 Institute's Board of Governors (since October 3, 2003); Chief Operating Officer of the Manager (September 2000-June 2001); President and Trustee of MML
                                 Series Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life Insurance
                                 Company (September 1999-August 2000); President, Chief Executive Officer and
                                 Director of MML Bay State Life Insurance Company (September 1999-August
                                 2000); Director of Emerald Isle Bancorp and Hibernia Savings Bank (wholly-
                                 owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998). Oversees
                                 77 portfolios as a Trustee or Director and 10 additional portfolios as an officer in the OppenheimerFunds complex.

---------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                   THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. LEVINE
OF THE FUND                      AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY
                                 10281-1008, FOR MESSRS. VANDEHEY AND WIXTED 6803 S. TUCSON WAY, CENTENNIAL, CO
                                 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER RESIGNATION,
                                 RETIREMENT, DEATH OR REMOVAL.

MIKE LEVINE,                     Vice President of the Manager since June 1998. An officer of 1 portfolio in the
Vice President                   OppenheimerFunds complex.
(since 1999)
Age: 39

MARK S. VANDEHEY,                Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and               March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial
Chief Compliance Officer         Asset Management Corporation and Shareholder Services, Inc. (since June 1983);
(since 2004)                     Vice President and Director of Internal Audit of the Manager (1997-February
Age: 55                          2004). An officer of 87 portfolios in the OppenheimerFunds complex.


                      64 | OPPENHEIMER CAPITAL INCOME FUND

BRIAN W. WIXTED,                 Senior Vice President and Treasurer of the Manager (since March 1999);
Treasurer and                    Treasurer of the following: HarbourView Asset Management Corporation,
Principal Financial and          Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer
Accounting Officer               Real Asset Management Corporation, and Oppenheimer Partnership Holdings,
(since 1999)                     Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000),
Age: 46                          OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May
                                 2000), OFI Institutional Asset Management, Inc. (since November 2000), and
                                 OppenheimerFunds Legacy Program (since June 2003); Treasurer and Chief
                                 Financial Officer of OFI Trust Company (trust company subsidiary of the
                                 Manager) (since May 2000); Assistant Treasurer of the following: OAC (since
                                 March 1999), Centennial Asset Management Corporation (March 1999-October
                                 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal
                                 and Chief Operating Officer of Bankers Trust Company-Mutual Fund Services
                                 Division (March 1995-March 1999). An officer of 87 portfolios in the
                                 OppenheimerFunds complex.

ROBERT G. ZACK,                  Executive Vice President (since January 2004) and General Counsel (since
Vice President and Secretary     March 2002) of the Manager; General Counsel and Director of the Distributor
(since 2001)                     (since December 2001); General Counsel of Centennial Asset Management
Age: 57                          Corporation (since December 2001); Senior Vice President and General Counsel
                                 of HarbourView Asset Management Corporation (since December 2001);
                                 Secretary and General Counsel of OAC (since November 2001); Assistant
                                 Secretary (since September 1997) and Director (since November 2001) of
                                 OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                 President and Director of Oppenheimer Partnership Holdings, Inc. (since
                                 December 2002); Director of Oppenheimer Real Asset Management, Inc.
                                 (since November 2001); Senior Vice President, General Counsel and Director
                                 of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                                 December 2001); Senior Vice President, General Counsel and Director of OFI
                                 Private Investments, Inc. and OFI Trust Company (since November 2001); Vice
                                 President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                 President and General Counsel of OFI Institutional Asset Management, Inc.
                                 (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                 December 2003); Senior Vice President (May 1985-December 2003), Acting
                                 General Counsel (November 2001-February 2002) and Associate General
                                 Counsel (May 1981-October 2001) of the Manager; Assistant Secretary
                                 of the following: Shareholder Services, Inc. (May 1985-November 2001),
                                 Shareholder Financial Services, Inc. (November 1989-November 2001), and
                                 OppenheimerFunds International Ltd. (September 1997-November 2001).
                                 An officer of 87 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                      65 | OPPENHEIMER CAPITAL INCOME FUND

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and

Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $39,000 in fiscal 2005 and $36,000 in fiscal 2004.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $5,000 in fiscal 2005 and no such fees in fiscal 2004 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services: Seed money audit.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $5,000 in fiscal 2005 and no such fees in fiscal 2004 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of August 31, 2005, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
(b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund


By:    /s/ John V. Murphy
       ------------------
       John V. Murphy

       Principal Executive Officer

Date:  October 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ John V. Murphy
       ------------------
       John V. Murphy

       Principal Executive Officer

Date:  October 17, 2005


By:    /s/ Brian W. Wixted
       -------------------
       Brian W. Wixted

       Principal Financial Officer

Date:  October 17, 2005